UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT  NOVEMBER 30, 2011

Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski,
Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	-12.77%	-0.25%	11.52%	6.68%	9/30/97
MSCI Emerging Markets Growth Index	—	-12.60%	1.68%	12.99%	N/A(1)	—
Institutional Class	AMKIX	-12.60%	-0.04%	11.72%	10.91%	1/28/99
A Class(2) No sales charge* With sales charge*	AEMMX	-13.00% -17.98%	-0.45% -1.62%	11.24% 10.57%	8.33% 7.82%	5/12/99
C Class	ACECX	-13.75%	-1.24%	—	10.00%	12/18/01
R Class	AEMRX	-13.30%	—	—	-8.86%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available 1/1/01.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.73%	1.53%	1.98%	2.73%	2.23%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

Emerging Markets declined -12.77%* for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI Emerging Markets Growth Index, which declined -12.60%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. Mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Emerging market stocks sharply underperformed their developed market counterparts.

The portfolio narrowly underperformed its benchmark for the period, with stock selection in the consumer discretionary, consumer staples, and utilities sectors slightly offsetting favorable stock selection in the industrials, information technology, and energy sectors. Overall, our sector allocations were slightly positive.

India was Leading Detractor

Weak stock selection hurt relative performance in India, which was the portfolio’s largest performance detractor on a regional basis. A portfolio-only position in ICICI Bank, the nation’s largest private lender, was among the top individual detractors. An aggressive rate-tightening policy by the central bank (13 rate increases since March 2010) to tame inflation pushed interest rates in India to their highest level since the global financial crisis in 2008. Despite relatively healthy performance from the bank, including better-than-expected profitability in the second quarter, investors worried that higher rates would stifle loan demand and trigger defaults. In addition, ratings agency Moody’s Investor Service downgraded its outlook for India’s banking system, due to concerns about slowing growth in India and overseas hurting asset quality, capitalization, and profitability.

Another prominent detractor included India-based drug company Aurobindo Pharma, a portfolio-only holding that plummeted after the U.S. Food and Drug Administration banned the import of drugs produced at one of the company’s manufacturing plants. The facility primarily produces a series of antibiotics known as cephalosporins. The stock recovered somewhat after U.S. drug giant Pfizer agreed to market some of Aurobindo Pharma’s products in the United States and Europe.

Other leading detractors from a regional perspective included South Africa, where stock selection dragged down results, and Malaysia, where an underweight and stock selection were negative influences.

*All fund returns referenced in this commentary are for Investor Class shares.

7

South Korea was Top Contributor

In terms of the portfolio’s favorable regional exposure, South Korea led all contributors for the 12-month period, as the nation’s stock market fared much better than the broad emerging markets index. In fact, four of the portfolio’s top 10 individual contributors were South Korea-based stocks, including Hyundai Glovis Co., which drove performance in the portfolio’s industrials sector. The global transportation and logistics affiliate of Hyundai Motor Co., also a top contributor to portfolio performance, advanced strongly after reporting a 92% increase in second-quarter net income. Hyundai Motor posted sales and market share gains in key markets, as the March 2011 earthquake and tsunami forced its leading Japanese competitors to cut near-term production forecasts. Moreover, as demand steadily climbed, the automaker ramped up near-term production plans.

Russia also was among the portfolio’s top-performing countries, driven by strong stock selection, including an overweight position in natural gas producer NovaTek OAO, which was the portfolio’s top individual contributor for the period. In May 2011, the company reported a 69% increase in its year-over-year first-quarter net profits and better-than-expected revenue gains, along with rising hydrocarbon prices and sales. In addition, NovaTek said it had successfully integrated its recently acquired new assets into the company’s operations, including Sibneftegaz, the holder of licenses to develop gas fields in the Arctic.

Outlook

We believe good opportunities exist in several emerging markets and we will continue to focus on companies with the potential for better structural growth, rather than companies with greater sensitivity to economic data. We believe the impact of demand from consumers in the emerging markets should be a positive force for consumption growth from the expanding wealthy class in these markets.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	4.2%
Vale SA Preference Shares	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0%
Sberbank of Russia	2.9%
NovaTek OAO GDR	2.6%
Cia de Bebidas das Americas Preference Shares ADR	2.4%
Hon Hai Precision Industry Co. Ltd.	2.2%
Itau Unibanco Holding SA Preference Shares	2.0%
Hyundai Glovis Co. Ltd.	1.8%
Kia Motors Corp.	1.8%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.5%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.1%

Investments by Country	% of net assets
South Korea	15.7%
Brazil	13.7%
People’s Republic of China	11.3%
Taiwan (Republic of China)	7.8%
Russian Federation	7.7%
South Africa	7.5%
Hong Kong	5.9%
Mexico	5.5%
Indonesia	5.2%
India	4.5%
Thailand	4.0%
Turkey	3.2%
United Kingdom	2.3%
Other Countries	5.2%
Cash and Equivalents*	0.5%

*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 – 11/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$796.10	$7.83	1.74%
Institutional Class	$1,000	$797.50	$6.94	1.54%
A Class	$1,000	$795.60	$8.96	1.99%
C Class	$1,000	$791.70	$12.31	2.74%
R Class	$1,000	$794.30	$10.08	2.24%
Hypothetical
Investor Class	$1,000	$1,016.34	$8.80	1.74%
Institutional Class	$1,000	$1,017.35	$7.79	1.54%
A Class	$1,000	$1,015.09	$10.05	1.99%
C Class	$1,000	$1,011.33	$13.82	2.74%
R Class	$1,000	$1,013.84	$11.31	2.24%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 99.5%
BRAZIL — 13.7%
BR Malls Participacoes SA	808,400	$8,185,254
Cia de Bebidas das Americas Preference Shares ADR	331,702	11,403,915
Cia Hering	277,200	5,870,965
Itau Unibanco Holding SA Preference Shares	554,700	9,785,125
PDG Realty SA Empreendimentos e Participacoes	1,042,600	3,874,400
Tim Participacoes SA ADR	146,323	3,483,951
Ultrapar Participacoes SA	265,400	4,670,018
Vale SA Preference Shares	889,000	19,187,475
		66,461,103
CHILE — 1.6%
ENTEL Chile SA	206,992	4,194,835
SACI Falabella	396,411	3,305,667
		7,500,502
HONG KONG — 5.9%
Brilliance China Automotive Holdings Ltd.(1)	4,196,000	4,921,222
China Overseas Land & Investment Ltd.	2,466,000	4,347,537
China Unicom Ltd.	3,214,000	6,922,339
CNOOC Ltd.	4,384,000	8,455,685
Comba Telecom Systems Holdings Ltd.	2,555,030	2,324,503
GOME Electrical Appliances Holding Ltd.	6,989,000	1,812,846
		28,784,132
INDIA — 4.5%
HDFC Bank Ltd.	684,997	5,888,875
ICICI Bank Ltd.	100,412	1,407,076
ITC Ltd.	1,667,417	6,483,811
Jubilant Foodworks Ltd.(1)	263,422	3,992,089
Tata Motors Ltd.	1,155,863	3,970,662
		21,742,513
INDONESIA — 5.2%
PT Astra International Tbk	846,500	6,805,555
PT Bank Rakyat Indonesia (Persero) Tbk	9,650,000	7,144,860
PT Charoen Pokphand Indonesia Tbk	13,203,500	3,474,692
PT Indofood CBP Sukses Makmur Tbk	4,549,000	2,637,652
PT Semen Gresik (Persero) Tbk	5,055,000	5,312,389
		25,375,148
MALAYSIA — 0.7%
CIMB Group Holdings Bhd	1,487,000	$3,425,335
MEXICO — 5.5%
Alfa SAB de CV, Series A	532,776	6,250,348
America Movil SAB de CV Series L ADR	183,147	4,362,562
Fomento Economico Mexicano SAB de CV ADR	87,205	5,948,253
Mexichem SAB de CV	1,039,598	3,636,677
Wal-Mart de Mexico SAB de CV	2,387,041	6,424,612
		26,622,452
PEOPLE’S REPUBLIC OF CHINA — 11.3%
51job, Inc. ADR(1)	91,473	4,151,959
Agricultural Bank of China Ltd. H Shares	5,045,000	2,168,807
Baidu, Inc. ADR(1)	50,320	6,591,417
China BlueChemical Ltd. H Shares	5,554,000	4,475,733
China Oilfield Services Ltd. H Shares	1,794,000	2,785,043
Focus Media Holding Ltd. ADR(1)	397,034	7,353,070
Golden Eagle Retail Group Ltd.	1,092,000	2,524,040
Industrial & Commercial Bank of China Ltd. H Shares	7,039,645	4,174,891
Ping An Insurance Group Co. H Shares	1,101,000	7,643,563
Sany Heavy Equipment International Holdings Co. Ltd.	3,077,500	2,999,549
Tencent Holdings Ltd.	241,200	4,711,312
ZTE Corp. H Shares	1,746,120	5,327,554
		54,906,938
PERU — 1.6%
Credicorp Ltd.	71,561	7,772,956
POLAND — 0.5%
Powszechna Kasa Oszczednosci Bank Polski SA	256,891	2,581,364
RUSSIAN FEDERATION — 7.7%
Magnit OJSC GDR	188,726	4,193,959
Mail.ru Group Ltd. GDR(1)	126,961	3,919,920
Mobile Telesystems OJSC ADR	147,207	2,543,737
NovaTek OAO GDR	81,228	12,488,009
Sberbank of Russia	4,924,766	14,229,895
		37,375,520

12

	Shares	Value
SOUTH AFRICA — 7.5%
Barloworld Ltd.	309,358	$2,768,075
Clicks Group Ltd.	721,645	3,970,389
Exxaro Resources Ltd.	368,826	8,218,400
Mr Price Group Ltd.	547,943	5,418,992
MTN Group Ltd.	300,879	5,413,399
Naspers Ltd. N Shares	61,803	2,791,595
Sasol Ltd.	162,178	7,797,090
		36,377,940
SOUTH KOREA — 15.7%
Asia Pacific Systems, Inc.(1)	107,747	1,419,537
Celltrion, Inc.	76,544	2,540,842
Hyundai Glovis Co. Ltd.	44,175	8,831,970
Hyundai Heavy Industries Co. Ltd.	12,810	3,230,054
Hyundai Motor Co.	7,980	1,546,891
Hyundai Steel Co.	24,626	2,178,080
Kia Motors Corp.	136,115	8,635,609
LG Chem Ltd.	15,511	4,605,629
LG Household & Health Care Ltd.	18,050	8,493,582
Mando Corp.	31,080	5,656,368
NCSoft Corp.	30,273	8,242,687
Samsung Electronics Co. Ltd.	22,577	20,496,944
		75,878,193
SWITZERLAND — 0.8%
Ferrexpo plc	860,520	4,086,107
TAIWAN (REPUBLIC OF CHINA) — 7.8%
Catcher Technology Co. Ltd.	1,228,315	5,998,134
E Ink Holdings, Inc.	1,312,000	2,422,041
Hiwin Technologies Corp.	326,374	2,686,879
Hon Hai Precision Industry Co. Ltd.	3,923,666	10,650,866
Taiwan Semiconductor Manufacturing Co. Ltd.	5,768,939	14,527,715
TPK Holding Co. Ltd.(1)	106,450	1,454,767
		37,740,402
THAILAND — 4.0%
Advanced Info Service PCL	502,700	2,296,044
Banpu PCL	306,050	5,525,711
CP ALL PCL	2,791,000	4,562,846
Kasikornbank PCL NVDR	1,171,700	4,508,074
Siam Cement PCL NVDR	228,000	2,361,574
		19,254,249
TURKEY — 3.2%
BIM Birlesik Magazalar AS	171,477	$4,867,070
Koza Altin Isletmeleri AS	212,660	3,200,482
Turkiye Garanti Bankasi AS	1,173,483	4,026,939
Turkiye Sise ve Cam Fabrikalari AS	1,950,297	3,306,315
		15,400,806
UNITED KINGDOM — 2.3%
Antofagasta plc	188,653	3,533,246
Petrofac Ltd.	143,052	3,270,142
Tullow Oil plc	199,849	4,366,733
		11,170,121
TOTAL COMMON STOCKS(Cost $400,365,729)		482,455,781
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $665,777), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $655,268)		655,267
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $667,313), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $655,268)		655,267
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $616,143), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $603,151)		603,150
SSgA U.S. Government Money Market Fund	41	41
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,913,725)		1,913,725
TOTAL INVESTMENT SECURITIES — 99.9%(Cost $402,279,454)		484,369,506
OTHER ASSETS AND LIABILITIES — 0.1%		270,175
TOTAL NET ASSETS — 100.0%		$484,639,681

13

Market Sector Diversification
(as a % of net assets)
Information Technology	18.2%
Financials	17.9%
Consumer Discretionary	15.6%
Materials	12.6%
Consumer Staples	12.1%
Energy	10.2%
Industrials	6.4%
Telecommunication Services	6.0%
Health Care	0.5%
Cash and Equivalents*	0.5%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $402,279,454)	$484,369,506
Foreign currency holdings, at value (cost of $427,182)	428,326
Receivable for investments sold	6,506,561
Receivable for capital shares sold	885,415
Dividends and interest receivable	141,716
Other assets	252,344
492,583,868

Liabilities
Payable for investments purchased	6,736,681
Payable for capital shares redeemed	506,343
Accrued management fees	694,472
Distribution and service fees payable	6,691
7,944,187

Net Assets	$484,639,681

Net Assets Consist of:
Capital (par value and paid-in surplus)	$549,745,899
Undistributed net investment income	86,949
Accumulated net realized loss	(147,260,415)
Net unrealized appreciation	82,067,248
$484,639,681

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$435,079,200	58,956,595	$7.38
Institutional Class, $0.01 Par Value	$29,695,007	3,928,796	$7.56
A Class, $0.01 Par Value	$15,338,514	2,141,670	$7.16*
C Class, $0.01 Par Value	$3,895,543	569,263	$6.84
R Class, $0.01 Par Value	$631,417	86,467	$7.30

*Maximum offering price $7.60 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $863,416)	$11,374,036
Interest	1,354
11,375,390

Expenses:
Management fees	10,285,918
Distribution and service fees:
A Class	62,709
B Class	2,544
C Class	48,227
R Class	3,711
Directors’ fees and expenses	27,855
Other expenses	6,296
10,437,260

Net investment income (loss)	938,130

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	50,082,320
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $344,752)	(726,927)
49,355,393

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(244,235))	(120,217,135)
Translation of assets and liabilities in foreign currencies	(10,430)
(120,227,565)

Net realized and unrealized gain (loss)	(70,872,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,934,042)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$938,130	$(207,000)
Net realized gain (loss)	49,355,393	77,686,448
Change in net unrealized appreciation (depreciation)	(120,227,565)	14,439,135
Net increase (decrease) in net assets resulting from operations	(69,934,042)	91,918,583

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(106,484,925)	(55,654,147)

Redemption Fees
Increase in net assets from redemption fees	144,876	224,631

Net increase (decrease) in net assets	(176,274,091)	36,489,067

Net Assets
Beginning of period	660,913,772	624,424,705
End of period	$484,639,681	$660,913,772

Accumulated undistributed net investment income (loss)	$86,949	$(126,422)

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities of companies located in emerging market countries.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.25% to 1.85% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.71% for the Investor Class, A Class,
C Class and R Class and 1.51% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 15% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $430,909,275 and $532,253,342, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	235,000,000		235,000,000
Sold	6,538,088	$55,636,956	10,049,637	$78,127,996
Redeemed	(16,579,314)	(141,943,249)	(18,943,255)	(143,285,753)
	(10,041,226)	(86,306,293)	(8,893,618)	(65,157,757)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	814,282	7,001,115	2,068,557	15,260,457
Redeemed	(1,621,034)	(14,518,773)	(1,073,145)	(8,148,864)
	(806,752)	(7,517,658)	995,412	7,111,593
A Class/Shares Authorized	40,000,000		40,000,000
Sold	2,314,402	20,284,532	1,865,594	14,476,416
Redeemed	(3,764,042)	(31,735,094)	(1,549,076)	(11,528,392)
	(1,449,640)	(11,450,562)	316,518	2,948,024
B Class/Shares Authorized	10,000,000		10,000,000
Sold	2,549	21,664	8,745	69,194
Redeemed	(39,638)	(294,160)	(4,918)	(35,138)
	(37,089)	(272,496)	3,827	34,056
C Class/Shares Authorized	5,000,000		5,000,000
Sold	99,057	738,536	134,226	979,767
Redeemed	(193,003)	(1,533,169)	(250,782)	(1,785,645)
	(93,946)	(794,633)	(116,556)	(805,878)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	42,747	331,354	69,308	533,453
Redeemed	(54,656)	(474,637)	(41,838)	(317,638)
	(11,909)	(143,283)	27,470	215,815
Net increase (decrease)	(12,440,562)	$(106,484,925)	(7,666,947)	$(55,654,147)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$53,611,820	$428,843,961	—
Temporary Cash Investments	41	1,913,684	—
Total Value of Investment Securities	$53,611,861	$430,757,645	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

22

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended November 30, 2011 and November 30, 2010.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$405,070,693
Gross tax appreciation of investments	$98,793,353
Gross tax depreciation of investments	(19,494,540)
Net tax appreciation (depreciation) of investments	$79,298,813
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$13,101
Net tax appreciation (depreciation)	$79,311,914
Undistributed ordinary income	$51,044
Accumulated capital losses	$(131,458,384)
Capital loss deferral	$(13,010,792)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(14,251,983) and $(117,206,401) expire in 2016 and 2017, respectively.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$8.46	0.01	(1.09)	(1.08)	—	—	—	—(3)	$7.38	(12.77)%	1.71%	0.17%	71%	$435,079
2010	$7.28	—(3)	1.18	1.18	—	—	—	—(3)	$8.46	16.21%	1.72%	(0.02)%	87%	$583,978
2009	$4.17	0.01	3.13	3.14	(0.03)	—	(0.03)	—(3)	$7.28	75.36%	1.78%	0.11%	126%	$567,248
2008	$12.69	0.09	(7.21)	(7.12)	(0.10)	(1.31)	(1.41)	0.01	$4.17	(62.66)%	1.66%	1.06%	121%	$316,695
2007	$10.06	0.10	4.06	4.16	(0.13)	(1.42)	(1.55)	0.02	$12.69	48.81%	1.66%	0.96%	85%	$1,070,138
Institutional Class
2011	$8.65	0.03	(1.12)	(1.09)	—	—	—	—(3)	$7.56	(12.60)%	1.51%	0.37%	71%	$29,695
2010	$7.43	0.02	1.20	1.22	—	—	—	—(3)	$8.65	16.42%	1.52%	0.18%	87%	$40,969
2009	$4.26	0.02	3.18	3.20	(0.03)	—	(0.03)	—(3)	$7.43	75.92%	1.58%	0.31%	126%	$27,787
2008	$12.92	0.12	(7.35)	(7.23)	(0.13)	(1.31)	(1.44)	0.01	$4.26	(62.63)%	1.46%	1.26%	121%	$27,235
2007	$10.21	0.12	4.14	4.26	(0.15)	(1.42)	(1.57)	0.02	$12.92	49.21%	1.46%	1.16%	85%	$74,897
A Class(4)
2011	$8.23	(0.01)	(1.06)	(1.07)	—	—	—	—(3)	$7.16	(13.00)%	1.96%	(0.08)%	71%	$15,339
2010	$7.10	(0.02)	1.15	1.13	—	—	—	—(3)	$8.23	15.92%	1.97%	(0.27)%	87%	$29,572
2009	$4.07	(0.01)	3.06	3.05	(0.02)	—	(0.02)	—(3)	$7.10	75.24%	2.03%	(0.14)%	126%	$23,260
2008	$12.40	0.07	(7.03)	(6.96)	(0.07)	(1.31)	(1.38)	0.01	$4.07	(62.78)%	1.91%	0.81%	121%	$17,105
2007	$9.85	0.07	3.99	4.06	(0.11)	(1.42)	(1.53)	0.02	$12.40	48.61%	1.91%	0.71%	85%	$36,795

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees(1)	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$7.93	(0.07)	(1.02)	(1.09)	—	—	—	—(3)	$6.84	(13.75)%	2.71%	(0.83)%	71%	$3,896
2010	$6.89	(0.07)	1.11	1.04	—	—	—	—(3)	$7.93	15.09%	2.72%	(1.02)%	87%	$5,257
2009	$3.96	(0.05)	2.98	2.93	—	—	—	—(3)	$6.89	73.99%	2.78%	(0.89)%	126%	$5,372
2008	$12.10	0.01	(6.87)	(6.86)	—	(1.29)	(1.29)	0.01	$3.96	(63.09)%	2.66%	0.06%	121%	$3,217
2007	$9.64	(0.01)	3.90	3.89	(0.03)	(1.42)	(1.45)	0.02	$12.10	47.39%	2.66%	(0.04)%	85%	$9,098
R Class
2011	$8.42	(0.03)	(1.09)	(1.12)	—	—	—	—(3)	$7.30	(13.30)%	2.21%	(0.33)%	71%	$631
2010	$7.28	(0.04)	1.18	1.14	—	—	—	—(3)	$8.42	15.66%	2.22%	(0.52)%	87%	$828
2009	$4.17	(0.02)	3.14	3.12	(0.01)	—	(0.01)	—(3)	$7.28	74.94%	2.28%	(0.39)%	126%	$516
2008	$12.68	0.05	(7.22)	(7.17)	(0.04)	(1.31)	(1.35)	0.01	$4.17	(62.92)%	2.19%	0.53%	121%	$144
2007(5)	$12.15	(0.01)	0.52	0.51	—	—	—	0.02	$12.68	4.36%	2.08%(6)	(0.68)%(6)	85%(7)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(5)	September 28, 2007 (commencement of sale) through November 30, 2007.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74138   1201

ANNUAL REPORT             NOVEMBER 30, 2011

International Discovery Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	-6.58%	-2.55%	8.35%	10.67%	4/1/94
MSCI All Country World ex-U.S. Mid Cap Growth Index	—	-6.30%	-2.98%	7.04%	N/A(1)	—
Institutional Class	TIDIX	-6.41%	-2.34%	8.57%	9.12%	1/2/98
A Class(2) No sales charge* With sales charge*	ACIDX	-6.83% -12.18%	-2.78% -3.92%	8.10% 7.47%	7.19% 6.72%	4/28/98
C Class	TWECX	-7.43%	—	—	3.91%	3/1/10
R Class	TWERX	-7.10%	—	—	4.36%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%.  C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available June 1994.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.43%	1.23%	1.68%	2.43%	1.93%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

International Discovery declined -6.58%* for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI All Country World ex-U.S. Mid Cap Growth Index, which declined -6.30%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. In particular, fears of a default in Greece and contagion throughout the rest of the eurozone weighed on stocks. In addition, mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Within the developed markets, large-cap stocks showed a slight performance advantage over their small-cap brethren.

Earnings growth, which is an important component of the portfolio’s investment process, fell out of favor during much of the 12-month period, as investors focused on dividend and value-oriented stocks in the uncertain environment.  Overall, stock selection was generally positive on a relative basis, while sector and regional allocations were slightly negative compared with the benchmark.

Economically Sensitive Sectors Lagged

Increased uncertainty relating to global economic growth drove down performance in the market’s more economically sensitive sectors, including industrials, consumer discretionary, and information technology. In particular, the media industry, which is part of the consumer discretionary sector, was among the portfolio’s worst performers, driven by China’s Focus Media Holding. Despite reporting better-than-expected results, shares tumbled after a Hong Kong research firm said the digital media company committed fraud to hide losses and benefit insiders—charges Focus Media denied.

Germany Led Country Detractors

From a regional perspective, exposure to Germany detracted the most from relative performance, followed by Taiwan and Japan. A sudden slowdown in industrial production drove down performance from many of Germany’s machinery and chemicals stocks. For example, a portfolio-only position in Kloeckner & Co. was among the largest detractors. Shares of the steel and metals trader declined after the company said an expected post-summer rebound in demand did not materialize. Additionally, falling metals prices prompted Kloeckner to cut its growth forecast for the year. An overweight position in German chemical company Wacker Chemie also was among the portfolio’s weakest holdings. Shares of the company fell as high raw materials costs led to lower-than-expected profits for the polysilicon maker. In addition, the company warned slower economic growth may weaken near-term profits.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Sweden was Top Contributor

From a regional perspective, our exposure to Sweden, Australia, and South Korea made the greatest contribution to relative performance. Our portfolio-only position in Sweden’s Lundin Petroleum, an oil and natural gas exploration and production company, was the leading contributor to portfolio performance. Shares advanced on news the company may significantly increase its oil reserve estimates due to a major North Sea discovery. In addition, an overweight position in Australia’s Iluka Resources, a miner of mineral sands, was among the portfolio’s top contributors. The company reported strong revenues and said it expects prices for zircon, a mineral used in ceramics production and other applications, to increase.

An overweight position in South Korea-based Celltrion, Inc., a manufacturer of protein drugs, also was a top contributor to the portfolio’s relative performance. Celltrion’s share price advanced on news the company is set to complete its global clinical trials of drugs to treat breast cancer and arthritis. In addition, the company will begin selling its products in the United States, India, South America and other emerging countries in early 2012 and in Europe in 2014, further enhancing its growth opportunities.

Outlook

While bottom-up stock selection remains our focus, we will continue to look for opportunities to take advantage of prevailing global themes. In particular, the impact of demand from consumers in the emerging markets remains a positive factor for the banking industry and for increased consumption by the increasingly wealthier populations in these markets. The health care industry may be at the start of a new cycle with better growth from new product pipelines. In addition, health care companies have been diligent in reducing costs and gaining greater efficiencies in research and development spending. Here, too, we believe emerging economies should provide incremental growth with accelerating sales of pharmaceuticals and related products. Overall, we will continue to seek small- to medium-sized companies located around the world (excluding the United States) offering promising growth characteristics.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Lundin Petroleum AB	3.1%
Technip SA	2.9%
Gemalto NV	2.4%
Aggreko plc	2.3%
Weir Group plc (The)	2.2%
First Quantum Minerals Ltd.	2.2%
Sanrio Co. Ltd.	2.0%
Focus Media Holding Ltd. ADR	1.8%
Iluka Resources Ltd.	1.7%
ARM Holdings plc	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.2%
Other Assets and Liabilities	1.8%

Investments by Country	% of net assets
United Kingdom	16.6%
Japan	12.6%
Canada	9.4%
France	7.9%
South Korea	7.3%
Sweden	6.5%
Australia	5.3%
People’s Republic of China	4.8%
Germany	3.8%
Netherlands	3.5%
Hong Kong	2.9%
Switzerland	2.8%
Italy	2.6%
Taiwan (Republic of China)	2.3%
Ireland	2.1%
Other Countries	7.8%
Other Assets and Liabilities	1.8%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 - 11/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$813.20	$6.55	1.44%
Institutional Class	$1,000	$814.50	$5.64	1.24%
A Class	$1,000	$812.40	$7.68	1.69%
C Class	$1,000	$810.20	$11.07	2.44%
R Class	$1,000	$811.30	$8.81	1.94%
Hypothetical
Investor Class	$1,000	$1,017.85	$7.28	1.44%
Institutional Class	$1,000	$1,018.85	$6.28	1.24%
A Class	$1,000	$1,016.60	$8.54	1.69%
C Class	$1,000	$1,012.84	$12.31	2.44%
R Class	$1,000	$1,015.34	$9.80	1.94%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 98.2%
AUSTRALIA — 5.3%
Amcor Ltd.	1,398,900	$10,692,691
Atlas Iron Ltd.	969,400	3,042,025
Boart Longyear Ltd.	1,510,500	4,859,009
Coca-Cola Amatil Ltd.	144,600	1,765,998
Iluka Resources Ltd.	819,900	13,150,858
Mesoblast Ltd.(1)	915,200	6,677,920
		40,188,501
BERMUDA — 0.8%
Golar LNG Ltd.	145,600	6,348,160
BRAZIL — 0.8%
Cia Hering	289,000	6,120,884
CANADA — 9.4%
Alimentation Couche Tard, Inc. B Shares	41,600	1,195,039
Finning International, Inc.	417,900	9,563,004
First Quantum Minerals Ltd.	811,300	16,385,882
Franco-Nevada Corp.	159,800	6,766,765
IAMGOLD Corp.	117,700	2,379,503
Imax Corp.(1)	130,664	2,536,188
Intact Financial Corp.	46,300	2,582,940
Metro, Inc. A Shares	38,600	1,950,909
Open Text Corp.(1)	145,400	8,290,708
Penn West Petroleum Ltd.	404,800	7,375,456
Precision Drilling Corp.(1)	936,000	10,819,589
Tim Hortons, Inc.	36,600	1,855,209
		71,701,192
CAYMAN ISLANDS — 1.3%
Herbalife Ltd.	178,900	9,893,170
DENMARK — 0.4%
FLSmidth & Co. A/S	46,100	2,970,365
FINLAND — 0.3%
Nokian Renkaat Oyj	70,300	2,313,997
FRANCE — 7.9%
Edenred	486,600	12,978,700
Eutelsat Communications SA	169,900	6,603,319
Safran SA	204,000	6,046,261
Sodexo	36,300	2,640,443
Technip SA	232,700	22,240,141
Zodiac Aerospace	114,900	9,423,468
		59,932,332
GERMANY — 3.8%
Fraport AG	34,100	1,937,103
GEA Group AG	317,000	9,333,020
Hugo Boss AG Preference Shares	108,224	9,788,536
Kabel Deutschland Holding AG(1)	132,200	$7,333,769
Lanxess AG	13,800	771,344
		29,163,772
HONG KONG — 2.9%
Brilliance China Automotive Holdings Ltd.(1)	9,702,000	11,378,860
China Lumena New Materials Corp.	44,073,600	9,129,418
China Resources Cement Holdings Ltd.	2,184,000	1,639,209
		22,147,487
INDIA — 0.4%
Dabur India Ltd.	550,948	1,014,177
Petronet LNG Ltd.	685,400	2,172,971
		3,187,148
INDONESIA — 0.4%
PT Bank Danamon Indonesia Tbk	6,236,323	3,085,332
IRELAND — 2.1%
Elan Corp. plc ADR(1)	846,000	9,153,720
Experian plc	354,800	4,719,853
James Hardie Industries SE(1)	350,900	2,499,004
		16,372,577
ISRAEL — 0.9%
Mellanox Technologies Ltd.(1)	200,600	7,023,006
ITALY — 2.6%
Davide Campari-Milano SpA	1,052,500	7,537,060
Pirelli & C SpA	1,289,400	12,137,842
		19,674,902
JAPAN — 12.6%
Anritsu Corp.	241,000	2,734,018
Capcom Co. Ltd.	467,900	11,956,310
Chiyoda Corp.	810,000	8,918,747
Credit Saison Co. Ltd.	234,300	4,278,367
CyberAgent, Inc.	2,900	9,688,598
Daihatsu Motor Co. Ltd.	212,000	3,726,107
JGC Corp.	171,000	4,295,582
Lawson, Inc.	108,600	6,439,159
Nippon Television Network Corp.	33,200	4,517,080
OKUMA Corp.	284,000	2,182,327
Park24 Co. Ltd.	638,100	7,793,822
Sanrio Co. Ltd.	285,600	14,959,098
Sharp Corp.	446,000	4,559,714
Sysmex Corp.	149,500	5,159,878

12

Shares	Value
Tamron Co. Ltd.	98,100	$2,632,356
Ushio, Inc.	149,600	2,262,961
		96,104,124
JERSEY — 1.3%
Randgold Resources Ltd. ADR	90,100	9,632,591
NETHERLANDS — 3.5%
Gemalto NV	373,700	18,477,602
Koninklijke Vopak NV	149,200	8,202,429
		26,680,031
PEOPLE’S REPUBLIC OF CHINA — 4.8%
AAC Technologies Holdings, Inc.	1,786,000	4,301,712
Dongyue Group	12,389,000	11,175,410
Evergrande Real Estate Group Ltd.	4,850,000	2,052,114
Focus Media Holding Ltd. ADR(1)	751,700	13,921,484
Spreadtrum Communications, Inc. ADR	200,100	4,952,475
		36,403,195
SINGAPORE — 0.3%
Biosensors International Group Ltd.(1)	2,400,000	2,631,785
SOUTH KOREA — 7.3%
Celltrion, Inc.	225,300	7,478,726
Dongbu Insurance Co. Ltd.	242,800	11,297,455
Duksan Hi-Metal Co. Ltd.(1)	44,600	1,114,426
E-Mart Co. Ltd.(1)	15,100	3,872,372
Hyundai Glovis Co. Ltd.	56,500	11,296,125
KT&G Corp.	53,100	3,580,856
LG Household & Health Care Ltd.	2,400	1,129,340
NCSoft Corp.	42,700	11,626,292
Nexen Tire Corp.	201,100	3,863,011
		55,258,603
SPAIN — 0.9%
Grifols SA(1)	414,100	6,692,338
SWEDEN — 6.5%
Elekta AB B Shares	119,600	5,090,161
Kinnevik Investment AB B Shares	561,200	11,394,810
Lundin Petroleum AB(1)	929,000	23,953,105
Swedish Match AB	288,300	9,436,870
		49,874,946
SWITZERLAND — 2.8%
Adecco SA(1)	240,500	10,448,174
Aryzta AG	218,300	10,519,656
		20,967,830
TAIWAN (REPUBLIC OF CHINA) — 2.3%
Catcher Technology Co. Ltd.	2,272,085	11,095,095
E Ink Holdings, Inc.	2,152,000	3,972,737
TPK Holding Co. Ltd.(1)	156,000	2,131,927
		17,199,759
UNITED KINGDOM — 16.6%
Aggreko plc	584,200	17,410,758
ARM Holdings plc	1,398,400	13,127,409
Ashmore Group plc	1,222,300	6,495,091
Ashtead Group plc	1,346,002	3,913,707
Babcock International Group plc	691,200	7,894,820
Berkeley Group Holdings plc(1)	194,400	3,907,244
Burberry Group plc	571,900	11,464,320
Croda International plc	222,400	6,400,858
Drax Group plc	403,100	3,545,336
Persimmon plc	1,352,800	10,496,778
Subsea 7 SA(1)	424,700	8,399,151
Weir Group plc (The)	525,800	17,111,536
Whitbread plc	314,800	8,137,381
Willis Group Holdings plc	224,300	7,908,818
		126,213,207
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $691,529,072)		747,781,234
OTHER ASSETS AND LIABILITIES — 1.8%		13,548,901
TOTAL NET ASSETS — 100.0%		$761,330,135

Market Sector Diversification
(as a % of net assets)
Industrials	21.6%
Consumer Discretionary	20.4%
Information Technology	13.1%
Materials	12.2%
Energy	10.6%
Consumer Staples	7.7%
Financials	6.4%
Health Care	5.7%
Utilities	0.5%
Other Assets and Liabilities	1.8%

Notes to Schedule of Investments

ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $691,529,072)	$747,781,234
Foreign currency holdings, at value (cost of $197,232)	195,727
Receivable for investments sold	26,714,369
Receivable for capital shares sold	55,173
Dividends and interest receivable	1,260,081
Other assets	177,774
776,184,358

Liabilities
Disbursements in excess of demand deposit cash	128,825
Payable for investments purchased	12,802,570
Payable for capital shares redeemed	1,022,703
Accrued management fees	899,394
Distribution and service fees payable	731
14,854,223

Net Assets	$761,330,135

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,049,152,808
Undistributed net investment income	190,650
Accumulated net realized loss	(344,196,601)
Net unrealized appreciation	56,183,278
$761,330,135

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$660,971,091	71,681,719	$9.22
Institutional Class, $0.01 Par Value	$97,062,616	10,394,042	$9.34
A Class, $0.01 Par Value	$3,182,010	353,565	$9.00	*
C Class, $0.01 Par Value	$87,496	9,636	$9.08
R Class, $0.01 Par Value	$26,922	2,941	$9.15

*Maximum offering price $9.55 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,449,699)	$15,343,621
Interest	1,925
15,345,546

Expenses:
Management fees	13,660,145
Distribution and service fees:
A Class	10,351
C Class	1,376
R Class	152
Directors’ fees and expenses	41,980
Other expenses	10,218
13,724,222

Net investment income (loss)	1,621,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $359,895)	48,520,032
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $404,241)	(701,975)
47,818,057

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(772,440))	(110,014,416)
Translation of assets and liabilities in foreign currencies	(65,263)
(110,079,679)

Net realized and unrealized gain (loss)	(62,261,622)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,640,298)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$1,621,324	$107,461
Net realized gain (loss)	47,818,057	177,770,803
Change in net unrealized appreciation (depreciation)	(110,079,679)	(41,952,929)
Net increase (decrease) in net assets resulting from operations	(60,640,298)	135,925,335

Distributions to Shareholders
From net investment income
Investor Class	—	(1,891,482)
Institutional Class	—	(506,500)
Decrease in net assets from distributions	—	(2,397,982)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(158,780,647)	(112,046,954)

Redemption Fees
Increase in net assets from redemption fees	135,065	98,785

Net increase (decrease) in net assets	(219,285,880)	21,579,184

Net Assets
Beginning of period	980,616,015	959,036,831
End of period	$761,330,135	$980,616,015

Accumulated undistributed net investment income (loss)	$190,650	$(368,804)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are small- to medium-sized at time of purchase and are located in foreign developed countries or emerging market countries.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

17

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.20% to 1.75% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.41% for the Investor Class, A Class, C Class and R Class and 1.21% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

19

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $1,630,956,736 and $1,797,661,068, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	7,072,349	$75,279,226	5,837,481	$53,064,107
Issued in reinvestment of distributions	—	—	203,829	1,811,258
Redeemed	(24,303,658)	(240,508,259)	(19,175,078)	(171,056,059)
	(17,231,309)	(165,229,033)	(13,133,768)	(116,180,694)
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	3,483,268	35,787,791	2,373,343	22,884,811
Issued in reinvestment of distributions	—	—	53,799	482,824
Redeemed	(2,818,293)	(27,863,390)	(1,913,932)	(17,129,073)
	664,975	7,924,401	513,210	6,238,562
A Class/Shares Authorized	10,000,000		10,000,000
Sold	91,116	944,432	163,936	1,475,514
Redeemed	(235,457)	(2,458,608)	(423,496)	(3,674,496)
	(144,341)	(1,514,176)	(259,560)	(2,198,982)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	11,986	130,918	7,793	69,160
Redeemed	(10,143)	(92,757)	—	—
	1,843	38,161	7,793	69,160
R Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	2,941	25,000
Net increase (decrease)	(16,708,832)	$(158,780,647)	(12,869,384)	$(112,046,954)

(1) March 1, 2010 (commencement of sale) through November 30, 2010 for the C Class and R Class.

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Total Value of Investment Securities	$87,035,776	$660,745,458	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	—	$2,397,982
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$701,470,364
Gross tax appreciation of investments	$83,555,154
Gross tax depreciation of investments	(37,244,284)
Net tax appreciation (depreciation) of investments	$46,310,870
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(59,091)
Net tax appreciation (depreciation)	$46,251,779
Undistributed ordinary income	$281,399
Accumulated capital losses	$(325,858,641)
Capital loss deferral	$(8,497,210)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(84,373,986) and $(241,484,655) expire in 2016 and 2017, respectively.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$9.88	0.02	(0.68)	(0.66)	—	—	—	$9.22	(6.58)%	1.42%	0.14%	167%	$660,971
2010	$8.55	—(3)	1.35	1.35	(0.02)	—	(0.02)	$9.88	15.80%	1.43%	0.00%(4)	199%	$878,530
2009	$6.26	0.01	2.34	2.35	(0.06)	—	(0.06)	$8.55	38.06%	1.48%	0.13%	207%	$872,865
2008	$18.40	0.06	(8.09)	(8.03)	(0.06)	(4.05)	(4.11)	$6.26	(55.48)%	1.37%	0.51%	175%	$713,764
2007	$18.01	0.05	4.60	4.65	—	(4.26)	(4.26)	$18.40	32.18%	1.36%	0.30%	162%	$1,758,335
Institutional Class
2011	$9.99	0.03	(0.68)	(0.65)	—	—	—	$9.34	(6.41)%	1.22%	0.34%	167%	$97,063
2010	$8.66	0.02	1.36	1.38	(0.05)	—	(0.05)	$9.99	16.06%	1.23%	0.20%	199%	$97,167
2009	$6.34	0.02	2.37	2.39	(0.07)	—	(0.07)	$8.66	38.32%	1.28%	0.33%	207%	$79,830
2008	$18.59	0.08	(8.18)	(8.10)	(0.10)	(4.05)	(4.15)	$6.34	(55.37)%	1.17%	0.71%	175%	$55,091
2007	$18.16	0.09	4.64	4.73	—	(4.30)	(4.30)	$18.59	32.45%	1.16%	0.50%	162%	$145,723
A Class(5)
2011	$9.67	(0.02)	(0.65)	(0.67)	—	—	—	$9.00	(6.83)%	1.67%	(0.11)%	167%	$3,182
2010	$8.37	(0.02)	1.32	1.30	—	—	—	$9.67	15.53%	1.68%	(0.25)%	199%	$4,814
2009	$6.13	—(3)	2.29	2.29	(0.05)	—	(0.05)	$8.37	37.71%	1.73%	(0.12)%	207%	$6,342
2008	$18.08	0.06	(7.95)	(7.89)	(0.01)	(4.05)	(4.06)	$6.13	(55.56)%	1.63%	0.25%	175%	$10,622
2007	$17.76	0.07	4.46	4.53	—	(4.21)	(4.21)	$18.08	31.83%	1.61%	0.05%	162%	$2,494

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$9.82	(0.07)	(0.67)	(0.74)	—	—	—	$9.08	(7.43)%	2.42%	(0.86)%	167%	$87
2010(6)	$8.50	(0.05)	1.37	1.32	—	—	—	$9.82	15.53%	2.43%(7)	(0.77)%(7)	199%(8)	$77
R Class
2011	$9.86	(0.04)	(0.67)	(0.71)	—	—	—	$9.15	(7.10)%	1.92%	(0.36)%	167%	$27
2010(6)	$8.50	(0.01)	1.37	1.36	—	—	—	$9.86	16.00%	1.93%(7)	(0.16)%(7)	199%(8)	$29

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	Ratio was less than 0.005%.
(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(6)	March 1, 2010 (commencement of sale) through November 30, 2010.
(7)	Annualized.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associate Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

30

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74139   1201

ANNUAL REPORT              NOVEMBER 30, 2011

Global Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski,
Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	1.82%	0.26%	5.70%	7.00%	12/1/98
MSCI World Index	—	1.46%	-1.96%	3.69%	2.34%(1)	—
Institutional Class	AGGIX	2.00%	0.45%	5.92%	1.78%	8/1/00
A Class(2) No sales charge* With sales charge*	AGGRX	1.58% -4.31%	0.00% -1.18%	5.43% 4.80%	5.92% 5.43%	2/5/99
C Class	AGLCX	0.77%	-0.73%	—	4.88%	3/1/02
R Class	AGORX	1.21%	-0.27%	—	3.46%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 11/30/98, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

Global Growth returned 1.82%* for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI World Index, which returned 1.46%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. In particular, fears of a default in Greece and contagion throughout the rest of the eurozone weighed on stocks. In addition, mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Within the developed markets, growth stocks outpaced their value counterparts, while large-cap stocks showed a slight performance advantage over their small-cap brethren.

Overall, strong stock selection in Japan, France, and Germany and in several market sectors accounted for the bulk of the portfolio’s outperformance. Stock selection in Europe and portfolio-only positions in emerging markets detracted from results.

Technology Sector was Top Contributor

The portfolio’s information technology sector was the top contributor to performance, buoyed by strong stock selection and an overweight position. In particular, U.S.-based personal technology developer Apple was among the portfolio’s leading performers. With its iPhone ascending to the No. 1 spot in the global smartphone market, its Mac computers growing market share, its iPad tablet computer gaining traction among corporate users, and its product line penetrating China and the emerging markets, investors remained upbeat toward the company, despite the departure (and subsequent death) of visionary founder and CEO Steve Jobs.

Also in the technology sector, China’s Baidu, a Chinese-language internet search provider, was among the portfolio’s top performers. The company enjoyed strong profits driven by an increase in ad sales. Furthermore, Baidu maintained its dominance over its competitors in China’s search advertising market, including Google, which continued its tumultuous relationship with China’s government.

An overweight position in e-commerce firm Rakuten drove the portfolio’s outperformance in Japan and led the contributors in the portfolio’s consumer discretionary sector. The company’s online marketplace continued to gain a greater share of overall consumer spending, as more Japanese consumers shifted their spending habits to online purchasing.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Health Care Stocks Lagged

Stock selection primarily drove down relative results in the portfolio’s health care sector, the largest performance detractor for the period, with an overweight position in U.S.-based pharmacy benefits manager Express Scripts leading the laggards. After announcing the acquisition of rival Medco Health Solutions in July 2011, the company’s stock soared. But, in subsequent months, investors grew concerned that regulators would block the transaction and, absent the deal approval, earnings growth would slow. In addition, a contract dispute and lawsuit with Walgreen’s further soured investor enthusiasm for the stock.

Banking stocks also struggled during the 12-month period, as fears related to Europe’s growing sovereign debt crisis left much of the financial sector out of favor, including in the emerging markets. A portfolio-only position in China-based financial services firm Industrial and Commercial Bank of China was among the largest performance detractors, retreating on ripples from Europe’s debt woes. In addition, reports of investigations by U.S. regulators into accounting practices at several publicly traded China-based companies pressured the broader Chinese market. A portfolio-only position in Turkiye Garanti Bankasi AS, one of Turkey’s largest banks, also slid. In addition to feeling the effects of the European contagion, Garanti’s financial performance suffered from the central bank’s unorthodox monetary policy, which pressured the banking sector’s profitability.

Outlook

We continue to invest in businesses we believe offer sustainable, secular growth drivers that will help them continue to thrive and prosper in spite of continued sluggish global economic growth. We believe good opportunities exist in the developed markets of Asia and select emerging markets. Furthermore, we expect growth in the emerging markets to continue providing a powerful benefit for many companies based in the developed markets, particularly in the consumer sectors.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	3.7%
Google, Inc., Class A	2.9%
Danone SA	2.5%
Schlumberger Ltd.	2.4%
EMC Corp.	2.2%
Precision Castparts Corp.	2.1%
Oracle Corp.	2.1%
Union Pacific Corp.	2.1%
Occidental Petroleum Corp.	2.0%
Danaher Corp.	2.0%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	55.9%
Foreign Common Stocks(1)	43.2%
Total Equity Exposure	99.1%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.3)%
(1)Includes depositary shares, dual listed securities and foreign ordinary shares.

Investments by Country	% of net assets
United States	55.9%
United Kingdom	10.0%
Japan	6.1%
Switzerland	5.7%
France	3.8%
People’s Republic of China	3.1%
Germany	2.0%
Other Countries	12.5%
Cash and Equivalents(2)	0.9%
(2)Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period* 6/1/11 – 11/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$889.40	$5.26	1.11%
Institutional Class	$1,000	$889.30	$4.31	0.91%
A Class	$1,000	$887.80	$6.44	1.36%
C Class	$1,000	$884.30	$9.97	2.11%
R Class	$1,000	$886.00	$7.61	1.61%
Hypothetical
Investor Class	$1,000	$1,019.50	$5.62	1.11%
Institutional Class	$1,000	$1,020.51	$4.61	0.91%
A Class	$1,000	$1,018.25	$6.88	1.36%
C Class	$1,000	$1,014.49	$10.66	2.11%
R Class	$1,000	$1,017.00	$8.14	1.61%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 99.1%
AUSTRALIA — 1.7%
BHP Billiton Ltd.	176,390	$ 6,586,596
BRAZIL — 0.4%
Itau Unibanco Holding SA ADR	80,040	1,424,712
CANADA — 0.4%
Suncor Energy, Inc.	46,620	1,404,154
CHILE — 0.3%
Sociedad Quimica y Minera de Chile SA ADR	20,690	1,186,365
DENMARK — 1.1%
Novo Nordisk A/S B Shares	38,090	4,332,108
FRANCE — 3.8%
Danone SA	148,620	9,830,468
Pernod-Ricard SA	31,180	2,936,788
Safran SA	74,160	2,197,994
		14,965,250
GERMANY — 2.0%
Bayerische Motoren Werke AG	34,240	2,577,581
Fresenius Medical Care AG & Co. KGaA	57,430	3,924,675
Lanxess AG	26,770	1,496,296
		7,998,552
HONG KONG — 0.9%
China Unicom Ltd.	1,668,000	3,592,552
INDONESIA — 0.4%
PT Bank Mandiri (Persero) Tbk	1,997,631	1,462,922
ITALY — 1.9%
Pirelli & C SpA	84,690	797,234
Saipem SpA	151,010	6,754,133
		7,551,367
JAPAN — 6.1%
Daihatsu Motor Co. Ltd.	72,000	1,265,470
FANUC CORP.	17,900	2,938,597
Komatsu Ltd.	142,300	3,623,068
Nitori Holdings Co. Ltd.	19,750	1,847,149
ORIX Corp.	50,260	4,231,393
Rakuten, Inc.	5,152	5,513,111
Unicharm Corp.	89,300	4,230,012
		23,648,800
NETHERLANDS — 1.0%
ASML Holding NV New York Shares	50,170	1,983,220
European Aeronautic Defence and Space Co. NV	61,800	1,853,404
		3,836,624
PEOPLE’S REPUBLIC OF CHINA — 3.1%
Baidu, Inc. ADR(1)	53,810	7,048,572
Industrial & Commercial Bank of China Ltd. H Shares	8,288,000	$ 4,915,233
		11,963,805
POLAND — 0.4%
Powszechna Kasa Oszczednosci Bank Polski SA	150,450	1,511,794
PORTUGAL — 0.7%
Jeronimo Martins SGPS SA	143,960	2,628,015
RUSSIAN FEDERATION — 0.8%
Magnit OJSC GDR	49,090	1,090,901
Sberbank of Russia ADR(1)	178,400	2,179,205
		3,270,106
SOUTH KOREA — 0.9%
Hyundai Motor Co.	18,580	3,601,659
SPAIN — 0.5%
Grifols SA(1)	127,921	2,067,352
SWEDEN — 0.4%
Atlas Copco AB A Shares	72,620	1,560,758
SWITZERLAND — 5.7%
Adecco SA(1)	70,770	3,074,500
Nestle SA	121,460	6,810,506
Novartis AG	87,680	4,731,462
Swatch Group AG (The)	8,330	3,246,745
Syngenta AG(1)	5,430	1,601,577
Xstrata plc	169,630	2,732,170
		22,196,960
TURKEY — 0.7%
Turkiye Garanti Bankasi AS	793,840	2,724,152
UNITED KINGDOM — 10.0%
Admiral Group plc	124,030	1,799,501
ARM Holdings plc	204,460	1,919,358
BG Group plc	307,300	6,594,731
Burberry Group plc	139,920	2,804,839
Capita Group plc (The)	375,520	3,729,773
Compass Group plc	710,170	6,576,561
HSBC Holdings plc	649,180	5,062,580
Kingfisher plc	736,780	2,968,989
Reckitt Benckiser Group plc	37,775	1,909,466
Rio Tinto plc	49,810	2,636,714
WM Morrison Supermarkets plc	620,610	3,143,837
		39,146,349
UNITED STATES — 55.9%
Air Products & Chemicals, Inc.	50,130	4,198,387
Amazon.com, Inc.(1)	9,710	1,867,136
American Express Co.	137,940	6,626,638
American Tower Corp., Class A(1)	123,900	7,310,100
Apache Corp.	28,280	2,812,163

12

Shares	Value
Apple, Inc.(1)	37,610	$ 14,374,542
BE Aerospace, Inc.(1)	46,830	1,824,029
Celgene Corp.(1)	36,330	2,291,696
Cerner Corp.(1)	39,860	2,430,663
Charles Schwab Corp. (The)	512,900	6,134,284
CIT Group, Inc.(1)	68,040	2,303,834
Colgate-Palmolive Co.	81,170	7,427,055
Costco Wholesale Corp.	19,150	1,633,495
Danaher Corp.	158,518	7,669,101
Electronic Arts, Inc.(1)	43,070	998,793
EMC Corp.(1)	376,380	8,660,504
Equinix, Inc.(1)	36,500	3,650,730
Expeditors International of Washington, Inc.	30,790	1,339,673
Express Scripts, Inc.(1)	92,500	4,222,625
FactSet Research Systems, Inc.	25,890	2,413,725
Google, Inc., Class A(1)	18,810	11,274,526
Harley-Davidson, Inc.	122,690	4,511,311
IntercontinentalExchange, Inc.(1)	46,838	5,701,121
Intuitive Surgical, Inc.(1)	2,550	1,107,236
Johnson Controls, Inc.	107,190	3,374,341
Kraft Foods, Inc., Class A	67,060	2,424,219
Las Vegas Sands Corp.(1)	73,960	3,454,672
Liberty Global, Inc. Class A(1)	133,480	5,257,777
MasterCard, Inc., Class A	19,820	7,423,581
Mead Johnson Nutrition Co.	51,049	3,847,053
Monsanto Co.	26,660	1,958,177
National Oilwell Varco, Inc.	29,870	2,141,679
NIKE, Inc., Class B	16,410	1,578,314
O’Reilly Automotive, Inc.(1)	18,200	1,405,768
Occidental Petroleum Corp.	79,080	7,821,012
Oracle Corp.	256,930	8,054,755
Polypore International, Inc.(1)	48,240	2,366,172
Precision Castparts Corp.	50,690	8,351,177
priceline.com, Inc.(1)	13,004	6,318,514
QUALCOMM, Inc.	89,940	4,928,712
Rockwell Automation, Inc.	23,010	1,726,440
Schlumberger Ltd.	125,230	9,433,576
Starbucks Corp.	67,850	2,950,118
Union Pacific Corp.	77,360	7,999,798
VeriFone Systems, Inc.(1)	53,010	2,324,488
Waters Corp.(1)	32,880	2,630,400
Wells Fargo & Co.	181,810	4,701,607
Whole Foods Market, Inc.	37,189	2,532,571
		217,788,288
TOTAL COMMON STOCKS(Cost $317,879,214)		386,449,240
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $1,612,515), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $1,587,062)		1,587,059
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $1,616,234), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $1,587,061)		1,587,059
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $1,492,302), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $1,460,835)		1,460,833
SSgA U.S. Government Money Market Fund	28	28
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,634,979)		4,634,979
TOTAL INVESTMENT SECURITIES — 100.3%(Cost $322,514,193)		391,084,219
OTHER ASSETS AND LIABILITIES — (0.3)%		(1,319,822)
TOTAL NET ASSETS — 100.0%		$389,764,397

Market Sector Diversification
(as a % of net assets)
Information Technology	19.9%
Consumer Discretionary	15.8%
Financials	13.2%
Consumer Staples	12.9%
Industrials	12.8%
Energy	9.4%
Health Care	6.5%
Materials	5.8%
Telecommunication Services	2.8%
Cash and Equivalents*	0.9%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
OJSC = Open Joint Stock Company
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $322,514,193)	$391,084,219
Foreign currency holdings, at value (cost of $58,003)	57,988
Receivable for investments sold	266,302
Receivable for capital shares sold	358,163
Dividends and interest receivable	584,780
Other assets	48,097
392,399,549

Liabilities
Payable for investments purchased	2,053,633
Payable for capital shares redeemed	228,565
Accrued management fees	344,317
Distribution and service fees payable	8,637
2,635,152

Net Assets	$389,764,397

Net Assets Consist of:
Capital (par value and paid-in surplus)	$384,318,767
Undistributed net investment income	211,799
Accumulated net realized loss	(63,372,379)
Net unrealized appreciation	68,606,210
$389,764,397

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$322,671,614	37,882,906	$8.52
Institutional Class, $0.01 Par Value	$35,991,367	4,183,162	$8.60
A Class, $0.01 Par Value	$26,908,138	3,206,471	$8.39	*
C Class, $0.01 Par Value	$3,557,002	452,032	$7.87
R Class, $0.01 Par Value	$636,276	75,800	$8.39
*Maximum offering price $8.90 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $341,077)	$5,954,107
Interest	1,837
5,955,944

Expenses:
Management fees	4,650,232
Distribution and service fees:
A Class	78,067
B Class	6,772
C Class	42,831
R Class	3,337
Directors’ fees and expenses	20,049
Other expenses	1,474
4,802,762

Net investment income (loss)	1,153,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(32,547))	28,119,170
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $24,669)	(73,039)
28,046,131

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(22,256))	(18,793,853)
Translation of assets and liabilities in foreign currencies	27,366
(18,766,487)

Net realized and unrealized gain (loss)	9,279,644

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,432,826

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$1,153,182	$1,347,177
Net realized gain (loss)	28,046,131	29,603,358
Change in net unrealized appreciation (depreciation)	(18,766,487)	2,576,737
Net increase (decrease) in net assets resulting from operations	10,432,826	33,527,272

Distributions to Shareholders
From net investment income:
Investor Class	(1,819,577)	(2,545,624)
Institutional Class	(300,047)	(512,165)
A Class	(82,583)	(82,118)
Decrease in net assets from distributions	(2,202,207)	(3,139,907)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(48,395,004)	(31,398,727)

Redemption Fees
Increase in net assets from redemption fees	13,588	14,569

Net increase (decrease) in net assets	(40,150,797)	(996,793)

Net Assets
Beginning of period	429,915,194	430,911,987
End of period	$389,764,397	$429,915,194

Undistributed net investment income	$211,799	$879,180

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.11% for the Investor Class, A Class, C Class and R Class and 0.91% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

19

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $228,087,249 and $278,444,120, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,343,841	$20,895,594	2,860,976	$22,458,592
Issued in reinvestment of distributions	162,223	1,481,093	263,938	2,088,844
Redeemed	(5,653,429)	(50,792,438)	(6,501,756)	(50,811,427)
	(3,147,365)	(28,415,751)	(3,376,842)	(26,263,991)
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	423,252	3,859,467	812,187	6,377,294
Issued in reinvestment of distributions	32,478	299,125	63,922	510,882
Redeemed	(1,625,818)	(14,879,113)	(1,188,547)	(9,210,872)
	(1,170,088)	(10,720,521)	(312,438)	(2,322,696)
A Class/Shares Authorized	35,000,000		35,000,000
Sold	1,000,371	8,676,341	1,033,001	8,031,650
Issued in reinvestment of distributions	8,817	79,446	10,288	80,224
Redeemed	(1,864,354)	(16,217,606)	(1,511,064)	(11,713,971)
	(855,166)	(7,461,819)	(467,775)	(3,602,097)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	3,403	30,316	2,143	18,252
Redeemed	(101,931)	(836,156)	(16,767)	(123,192)
	(98,528)	(805,840)	(14,624)	(104,940)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	195,017	1,642,864	343,317	2,611,325
Redeemed	(329,591)	(2,780,205)	(243,114)	(1,735,817)
	(134,574)	(1,137,341)	100,203	875,508
R Class/Shares Authorized	5,000,000		5,000,000
Sold	50,734	453,279	28,084	221,956
Redeemed	(34,078)	(307,011)	(26,494)	(202,467)
	16,656	146,268	1,590	19,489
Net increase (decrease)	(5,389,065)	$(48,395,004)	(4,069,886)	$(31,398,727)

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$217,788,288	—	—
Foreign Common Stocks	11,642,869	$157,018,083	—
Temporary Cash Investments	28	4,634,951	—
Total Value of Investment Securities	$229,431,185	$161,653,034	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$2,202,207	$3,139,907
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$325,725,901
Gross tax appreciation of investments	$81,909,657
Gross tax depreciation of investments	(16,551,339)
Net tax appreciation (depreciation) of investments	$65,358,318
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$29,730
Net tax appreciation (depreciation)	$65,388,048
Undistributed ordinary income	$1,232,099
Accumulated capital losses	$(60,962,868)
Capital loss deferral	$(211,649)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$8.41	0.03	0.13	0.16	(0.05)	—	(0.05)	$8.52	1.82%	1.11%	0.28%	53%	$322,672
2010	$7.80	0.03	0.64	0.67	(0.06)	—	(0.06)	$8.41	8.61%	1.16%	0.33%	100%	$344,950
2009	$5.90	0.04	1.86	1.90	—(3)	—	—(3)	$7.80	32.24%	1.22%	0.62%	103%	$346,590
2008	$12.69	0.04	(4.75)	(4.71)	—	(2.08)	(2.08)	$5.90	(44.01)%	1.26%	0.40%	121%	$274,599
2007	$10.52	0.03	2.41	2.44	(0.05)	(0.22)	(0.27)	$12.69	23.73%	1.30%	0.29%	108%	$481,553
Institutional Class
2011	$8.49	0.04	0.13	0.17	(0.06)	—	(0.06)	$8.60	2.00%	0.91%	0.48%	53%	$35,991
2010	$7.90	0.04	0.64	0.68	(0.09)	—	(0.09)	$8.49	8.68%	0.96%	0.53%	100%	$45,459
2009	$5.97	0.05	1.89	1.94	(0.01)	—	(0.01)	$7.90	32.61%	1.02%	0.82%	103%	$44,752
2008	$12.79	0.07	(4.81)	(4.74)	—	(2.08)	(2.08)	$5.97	(43.88)%	1.05%	0.61%	121%	$28,477
2007	$10.60	0.06	2.42	2.48	(0.07)	(0.22)	(0.29)	$12.79	23.99%	1.10%	0.49%	108%	$16,298
A Class(4)
2011	$8.28	—(3)	0.13	0.13	(0.02)	—	(0.02)	$8.39	1.58%	1.36%	0.03%	53%	$26,908
2010	$7.67	0.01	0.62	0.63	(0.02)	—	(0.02)	$8.28	8.20%	1.41%	0.08%	100%	$33,641
2009	$5.81	0.02	1.84	1.86	—	—	—	$7.67	32.01%	1.47%	0.37%	103%	$34,744
2008	$12.56	0.01	(4.68)	(4.67)	—	(2.08)	(2.08)	$5.81	(44.17)%	1.51%	0.15%	121%	$22,447
2007	$10.41	0.01	2.38	2.39	(0.02)	(0.22)	(0.24)	$12.56	23.74%	1.55%	0.04%	108%	$18,402

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$7.81	(0.06)	0.12	0.06	—	—	—	$7.87	0.77%	2.11%	(0.72)%	53%	$3,557
2010	$7.27	(0.05)	0.59	0.54	—	—	—	$7.81	7.43%	2.16%	(0.67)%	100%	$4,579
2009	$5.54	(0.02)	1.75	1.73	—	—	—	$7.27	31.23%	2.22%	(0.38)%	103%	$3,535
2008	$12.16	(0.05)	(4.49)	(4.54)	—	(2.08)	(2.08)	$5.54	(44.64)%	2.26%	(0.60)%	121%	$2,382
2007	$10.14	(0.07)	2.31	2.24	—	(0.22)	(0.22)	$12.16	22.54%	2.30%	(0.71)%	108%	$2,625
R Class
2011	$8.29	(0.02)	0.12	0.10	—	—	—	$8.39	1.21%	1.61%	(0.22)%	53%	$636
2010	$7.67	(0.01)	0.63	0.62	—	—	—	$8.29	8.08%	1.66%	(0.17)%	100%	$490
2009	$5.82	—(3)	1.85	1.85	—	—	—	$7.67	31.79%	1.72%	0.12%	103%	$442
2008	$12.62	(0.01)	(4.71)	(4.72)	—	(2.08)	(2.08)	$5.82	(44.40)%	1.76%	(0.10)%	121%	$253
2007	$10.47	0.02	2.35	2.37	—	(0.22)	(0.22)	$12.62	23.08%	1.80%	(0.21)%	108%	$202

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associate Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

30

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For corporate taxpayers, the fund hereby designates $1,891,774, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2011 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74136   1201

ANNUAL REPORT               NOVEMBER 30, 2011

NT Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski,
Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLKX	-12.70%	-0.08%	1.67%	5/12/06
MSCI Emerging Markets Growth Index	—	-12.60%	1.68%	2.64%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

* From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the fund’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

NT Emerging Markets declined -12.70% for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI Emerging Markets Growth Index, which declined -12.60%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. Mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Emerging market stocks sharply underperformed their developed market counterparts.

The portfolio narrowly underperformed its benchmark for the period, with stock selection in the consumer discretionary, financials, and utilities sectors slightly offsetting favorable stock selection in the industrials and information technology sectors.

India was Leading Detractor

Weak stock selection hurt relative performance in India, which was the portfolio’s largest performance detractor on a regional basis. A portfolio-only position in ICICI Bank, the nation’s largest private lender, was among the top individual detractors. An aggressive rate-tightening policy by the central bank (13 rate increases since March 2010) to tame inflation pushed interest rates in India to their highest level since the global financial crisis in 2008. Despite relatively healthy performance from the bank, including better-than-expected profitability in the second quarter, investors worried that higher rates would stifle loan demand and trigger defaults. In addition, ratings agency Moody’s Investor Service downgraded its outlook for India’s banking system, due to concerns about slowing growth in India and overseas hurting asset quality, capitalization, and profitability.

Another prominent detractor included India-based drug company Aurobindo Pharma, a portfolio-only holding that plummeted after the U.S. Food and Drug Administration banned the import of drugs produced at one of the company’s manufacturing plants. The facility primarily produces a series of antibiotics known as cephalosporins. The stock recovered somewhat after U.S. drug giant Pfizer agreed to market some of Aurobindo Pharma’s products in the United States and Europe.

Other leading detractors from a regional perspective included South Africa, where stock selection dragged down results, and Malaysia, where an underweight and stock selection were negative influences.

South Korea was Top Contributor

In terms of the portfolio’s favorable regional exposure, South Korea led all contributors for the 12-month period, as the nation’s stock market fared much better than the broad emerging markets index. In fact, four of the portfolio’s top

6

10 individual contributors were South Korea-based stocks, including Hyundai Glovis Co., which drove performance in the portfolio’s industrials sector. The global transportation and logistics affiliate of Hyundai Motor Co., also a top contributor to portfolio performance, advanced strongly after reporting a 92% increase in second-quarter net income. Hyundai Motor posted sales and market share gains in key markets, as the March 2011 earthquake and tsunami forced its leading Japanese competitors to cut near-term production forecasts. Moreover, as demand steadily climbed, the automaker ramped up near-term production plans.

Russia also was among the portfolio’s top-performing countries, driven by strong stock selection, including an overweight position in natural gas producer NovaTek OAO, which was the portfolio’s top individual contributor for the period. In May 2011, the company reported a 69% increase in its year-over-year first-quarter net profits and better-than-expected revenue gains, along with rising hydrocarbon prices and sales. In addition, NovaTek said it had successfully integrated its recently acquired new assets into the company’s operations, including Sibneftegaz, the holder of licenses to develop gas fields in the Arctic.

Outlook

We believe good opportunities exist in several emerging markets, and we will continue to focus on companies with the potential for better structural growth, rather than companies with greater sensitivity to economic data. We believe the impact of demand from consumers in the emerging markets should be a positive force for consumption growth from the expanding wealthy class in these markets.

7

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	4.2%
Vale SA Preference Shares	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0%
Sberbank of Russia	2.9%
NovaTek OAO GDR	2.7%
Cia de Bebidas das Americas Preference Shares ADR	2.4%
Hon Hai Precision Industry Co. Ltd.	2.2%
Itau Unibanco Holding SA Preference Shares	1.9%
Hyundai Glovis Co. Ltd.	1.9%
Kia Motors Corp.	1.8%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.6%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.7)%

Investments by Country	% of net assets
South Korea	15.7%
Brazil	13.8%
People’s Republic of China	11.4%
Russian Federation	7.9%
Taiwan (Republic of China)	7.7%
South Africa	7.5%
Hong Kong	5.9%
Mexico	5.6%
Indonesia	5.3%
Thailand	4.0%
Turkey	3.3%
India	3.1%
United Kingdom	2.3%
Other Countries	5.1%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 - 11/30/11	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$797.50	$6.94	1.54%
Hypothetical
Institutional Class	$1,000	$1,017.35	$7.79	1.54%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 98.6%
BRAZIL — 13.8%
BR Malls Participacoes SA	206,000	$2,085,802
Cia de Bebidas das Americas Preference Shares ADR	82,532	2,837,450
Cia Hering	69,300	1,467,741
Itau Unibanco Holding SA Preference Shares	131,500	2,319,711
PDG Realty SA Empreendimentos e Participacoes	257,000	955,036
Tim Participacoes SA ADR	37,154	884,637
Ultrapar Participacoes SA	66,400	1,168,385
Vale SA Preference Shares	221,000	4,769,890
		16,488,652
CHILE — 1.5%
ENTEL Chile SA	51,648	1,046,682
SACI Falabella	86,553	721,765
		1,768,447
HONG KONG — 5.9%
Brilliance China Automotive Holdings Ltd.(1)	1,030,000	1,208,022
China Overseas Land & Investment Ltd.	604,000	1,064,847
China Unicom Ltd.	788,000	1,697,201
CNOOC Ltd.	1,058,000	2,040,628
Comba Telecom Systems Holdings Ltd.	629,800	572,976
GOME Electrical Appliances Holding Ltd.	1,725,000	447,440
		7,031,114
INDIA — 3.1%
HDFC Bank Ltd.	168,337	1,447,182
ICICI Bank Ltd.	24,676	345,786
Jubilant Foodworks Ltd.(1)	65,863	998,136
Tata Motors Ltd.	283,221	972,931
		3,764,035
INDONESIA — 5.3%
PT Astra International Tbk	205,500	1,652,146
PT Bank Rakyat Indonesia (Persero) Tbk	2,422,000	1,793,248
PT Charoen Pokphand Indonesia Tbk	3,342,500	879,627
PT Indofood CBP Sukses Makmur Tbk	1,103,500	639,844
PT Semen Gresik (Persero) Tbk	1,280,000	1,345,175
		6,310,040
MALAYSIA — 0.7%
CIMB Group Holdings Bhd	371,300	855,297
MEXICO — 5.6%
Alfa SAB de CV, Series A	136,813	1,605,044
America Movil SAB de CV Series L ADR	43,888	1,045,412
Fomento Economico Mexicano SAB de CV ADR	22,297	1,520,878
Mexichem SAB de CV	260,269	910,462
Wal-Mart de Mexico SAB de CV	607,938	1,636,238
		6,718,034
PEOPLE’S REPUBLIC OF CHINA — 11.4%
51job, Inc. ADR(1)	24,409	1,107,925
Agricultural Bank of China Ltd. H Shares	1,103,000	474,171
Baidu, Inc. ADR(1)	13,254	1,736,141
China BlueChemical Ltd. H Shares	1,356,000	1,092,743
China Oilfield Services Ltd. H Shares	420,000	652,017
Focus Media Holding Ltd. ADR(1)	99,272	1,838,517
Golden Eagle Retail Group Ltd.	269,000	621,764
Industrial & Commercial Bank of China Ltd. H Shares	1,749,095	1,037,308
Ping An Insurance Group Co. H Shares	272,000	1,888,328
Sany Heavy Equipment International Holdings Co. Ltd.	748,500	729,541
Tencent Holdings Ltd.	59,500	1,162,202
ZTE Corp. H Shares	428,960	1,308,792
		13,649,449
PERU — 1.6%
Credicorp Ltd.	17,831	1,936,803
POLAND — 0.5%
Powszechna Kasa Oszczednosci Bank Polski SA	65,423	657,402
RUSSIAN FEDERATION — 7.9%
Magnit OJSC GDR	47,026	1,045,034
Mail.ru Group Ltd. GDR(1)	31,927	985,746
Mobile Telesystems OJSC ADR	36,853	636,820
NovaTek OAO GDR	20,904	3,213,785
Sberbank of Russia	1,219,229	3,522,909
		9,404,294

11

Shares	Value
SOUTH AFRICA — 7.5%
Barloworld Ltd.	74,971	$670,826
Clicks Group Ltd.	182,792	1,005,696
Exxaro Resources Ltd.	86,450	1,926,330
Mr Price Group Ltd.	142,857	1,412,813
MTN Group Ltd.	74,146	1,334,031
Naspers Ltd. N Shares	14,883	672,254
Sasol Ltd.	39,743	1,910,738
		8,932,688
SOUTH KOREA — 15.7%
Asia Pacific Systems, Inc.(1)	26,479	348,853
Celltrion, Inc.	18,863	626,148
Hyundai Glovis Co. Ltd.	11,184	2,236,033
Hyundai Heavy Industries Co. Ltd.	3,185	803,101
Hyundai Motor Co.	1,858	360,166
Hyundai Steel Co.	5,818	514,581
Kia Motors Corp.	34,479	2,187,468
LG Chem Ltd.	3,744	1,111,693
LG Household & Health Care Ltd.	4,400	2,070,458
Mando Corp.	7,630	1,388,613
NCSoft Corp.	7,668	2,087,832
Samsung Electronics Co. Ltd.	5,564	5,051,379
		18,786,325
SWITZERLAND — 0.8%
Ferrexpo plc	212,051	1,006,906
TAIWAN (REPUBLIC OF CHINA) — 7.7%
Catcher Technology Co. Ltd.	299,145	1,460,791
E Ink Holdings, Inc.	321,000	592,588
Hiwin Technologies Corp.	77,016	634,035
Hon Hai Precision Industry Co. Ltd.	960,553	2,607,439
Taiwan Semiconductor Manufacturing Co. Ltd.	1,416,774	3,567,812
TPK Holding Co. Ltd.(1)	26,400	360,788
		9,223,453
THAILAND — 4.0%
Advanced Info Service PCL	123,500	564,077
Banpu PCL	76,200	1,375,785
CP ALL PCL	683,400	1,117,252
Kasikornbank PCL NVDR	288,000	1,108,070
Siam Cement PCL NVDR	56,100	581,071
		4,746,255
TURKEY — 3.3%
BIM Birlesik Magazalar AS	45,010	1,277,529
Koza Altin Isletmeleri AS	53,093	799,037
Turkiye Garanti Bankasi AS	299,249	1,026,907
Turkiye Sise ve Cam Fabrikalari AS	479,281	812,519
		3,915,992
UNITED KINGDOM — 2.3%
Antofagasta plc	47,950	898,047
Petrofac Ltd.	35,637	814,655
Tullow Oil plc	50,589	1,105,378
		2,818,080
TOTAL COMMON STOCKS (Cost $106,140,529)		118,013,266
Temporary Cash Investments — 2.1%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $858,467), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $844,916)		844,915
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $860,447), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $844,916)		844,915
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $794,468), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $777,716)		777,715
SSgA U.S. Government Money Market Fund	31,790	31,790
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,499,335)		2,499,335
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $108,639,864)		120,512,601
OTHER ASSETS AND LIABILITIES — (0.7)%		(831,077)
TOTAL NET ASSETS — 100.0%		$119,681,524

12

Market Sector Diversification
(as a % of net assets)
Information Technology	18.4%
Financials	18.0%
Consumer Discretionary	15.6%
Materials	12.3%
Consumer Staples	11.0%
Energy	10.3%
Industrials	6.5%
Telecommunication Services	6.0%
Health Care	0.5%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $108,639,864)	$120,512,601
Foreign currency holdings, at value (cost of $71,612)	71,833
Receivable for investments sold	1,649,869
Receivable for capital shares sold	37,422
Dividends and interest receivable	21,592
Other assets	17,268
122,310,585

Liabilities
Payable for investments purchased	2,477,936
Accrued management fees	151,125
2,629,061

Net Assets	$119,681,524

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	13,384,112

Net Asset Value Per Share	$8.94

Net Assets Consist of:
Capital (par value and paid-in surplus)	$113,577,402
Undistributed net investment income	125,579
Accumulated net realized loss	(5,890,329)
Net unrealized appreciation	11,868,872
$119,681,524

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $161,318)	$2,107,789
Interest	670
2,108,459

Expenses:
Management fees	1,688,382
Directors’ fees and expenses	4,594
Other expenses	1,190
1,694,166

Net investment income (loss)	414,293

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(14,380))	(2,553,912)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $194,520)	(283,876)
(2,837,788)

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign tax of $(152,342))	(12,471,630)
Translation of assets and liabilities in foreign currencies	(3,989)
(12,475,619)

Net realized and unrealized gain (loss)	(15,313,407)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,899,114)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$414,293	$140,792
Net realized gain (loss)	(2,837,788)	5,992,671
Change in net unrealized appreciation (depreciation)	(12,475,619)	6,356,851
Net increase (decrease) in net assets resulting from operations	(14,899,114)	12,490,314

Distributions to Shareholders
From net investment income	—	(94,843)

Capital Share Transactions
Proceeds from shares sold	47,150,673	26,050,487
Payments for shares redeemed	(3,679,600)	(7,646,938)
Net increase (decrease) in net assets from capital share transactions	43,471,073	18,403,549

Net increase (decrease) in net assets	28,571,959	30,799,020

Net Assets
Beginning of period	91,109,565	60,310,545
End of period	$119,681,524	$91,109,565

Accumulated undistributed net investment income (loss)	$125,579	$(19,219)

Transactions in Shares of the Fund
Sold	4,848,404	2,902,783
Redeemed	(360,351)	(810,053)
Net increase (decrease) in shares of the fund	4,488,053	2,092,730

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities of companies located in emerging market countries. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.05% to 1.65%. The effective annual management fee for the year ended November 30, 2011 was 1.51%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Association Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $138,881,995 and $95,747,575, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$13,544,583	$104,468,683	—
Temporary Cash Investments	31,790	2,467,545	—
Total Value of Investment Securities	$13,576,373	$106,936,228	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	—	$94,843
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$110,195,798
Gross tax appreciation of investments	$14,814,511
Gross tax depreciation of investments	(4,497,708)
Net tax appreciation (depreciation) of investments	$10,316,803
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$4,714
Net tax appreciation (depreciation)	$10,321,517
Undistributed ordinary income	$117,000
Accumulated capital losses	$(1,146,451)
Capital loss deferral	$(3,187,944)

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The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2011	$10.24	0.04(2)	(1.34)	(1.30)	—	—	—	$8.94	(12.70)%	1.52%	0.37%	87%	$119,682
2010	$8.86	0.02(2)	1.37	1.39	(0.01)	—	(0.01)	$10.24	15.73%	1.52%	0.19%	94%	$91,110
2009	$5.12	0.02(2)	3.74	3.76	(0.02)	—	(0.02)	$8.86	73.87%	1.57%	0.36%	158%	$60,311
2008	$16.19	0.11(2)	(8.52)	(8.41)	(0.20)	(2.46)	(2.66)	$5.12	(61.75)%	1.52%	1.17%	157%	$20,715
2007	$11.01	0.15	5.12	5.27	(0.09)	—	(0.09)	$16.19	48.22%	1.46%	1.12%	113%	$28,378

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

24

(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

28

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74132   1201

ANNUAL REPORT              NOVEMBER 30, 2011

NT International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski,
Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLNX	-3.47%	-1.87%	-1.09%	5/12/06
MSCI EAFE Index	—	-4.12%	-3.95%	-2.39%(1)	—
MSCI EAFE Growth Index	—	-3.96%	-2.37%	-1.37%(1)	—
(1)Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.14%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

NT International Growth declined -3.47% for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI EAFE Index, which declined -4.12%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. In particular, fears of a default in Greece and contagion throughout the rest of the eurozone weighed on stocks. In addition, mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Within the developed markets, growth stocks outpaced their value counterparts, while large-cap stocks showed a slight performance advantage over their small-cap brethren.

Overall, stock selection, particularly in the utilities, consumer discretionary and industrials sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an underweight in the utilities sector, also had an overall positive influence on the portfolio’s relative performance.

From a regional perspective, stock selection in France and Germany and an underweight position in Japan contributed the most to the portfolio’s relative performance. At the opposite end of the spectrum, the United Kingdom, Switzerland and portfolio-only positions in Taiwan and other emerging markets detracted from relative performance.

Consumer Discretionary, Industrials Led Sector Results

The portfolio’s consumer discretionary stocks led all sectors on a relative basis, driven by strong stock selection in the automobile industry. In particular, a portfolio-only position in South Korea’s Hyundai Motor Co. was among the sector’s top contributors. The company posted sales and market share gains in key markets, as the March 2011 earthquake and tsunami forced its leading Japanese competitors to cut near-term production forecasts. Moreover, as demand steadily climbed, the automaker ramped up near-term production plans.

In addition, an overweight position in the United Kingdom’s Aggreko, a provider of temporary power, was a top contributor in the portfolio’s industrials sector. The company raised its full-year profit outlook primarily due to strong revenues from its unit that provides temporary power stations to developing countries.

The portfolio’s technology sector also was a strong contributor to performance, with an overweight position in United Kingdom-based ARM Holdings leading the charge. The company’s shares advanced on robust demand for smartphones and tablet computers. Furthermore, the company maintained a competitive edge in the smartphone market, where its designs are behind the chips powering many next-generation handsets, and in the tablet computer market, which one analyst predicted would grow six-fold in the next two years. Meanwhile, U.S. software giant Microsoft announced the next generation of its Windows operating system would be able to run on ARM-designed chips.

6

Financials Sector Struggled

The portfolio’s financials sector was the largest detractor to performance, primarily due to stock selection in the commercial banking industry. Europe’s expanding sovereign debt crisis sent ripples through the global financial system, particularly for banks with exposure to the troubled credits of Greece, Italy, Spain, and Portugal. Among the portfolio holdings that suffered the most due to these events were UniCredit and Lloyds Banking Group. Shares of Italy-based UniCredit sagged amid concerns earnings weren’t sufficiently growing. In addition, Italy’s deteriorating economic outlook raised questions about the country’s stability going forward.

Similarly, United Kingdom-based Lloyds Banking Group was among the portfolio’s largest detractors. Shares struggled throughout the reporting period, but they took a severe hit late in the period, when the British government raised its levy on banks to raise money and discourage financial institutions from becoming overly dependent on unguaranteed debts to avoid another bailout. Also, Standard & Poor’s downgraded the credit ratings of Lloyds and other large global financial institutions due to weaker confidence in governments’ ability to bail out troubled banks.

The consumer staples sector also detracted from relative performance, primarily due to stock selection in the beverage industry. In addition, the portfolio’s health care sector detracted from relative performance, primarily due to an underweight position in the pharmaceuticals industry.

Outlook

We continue to focus on companies with the potential for better structural growth in all regions, rather than economically-sensitive companies. We believe good opportunities exist in the developed markets of Asia and select emerging markets. Furthermore, we expect growth in the emerging markets to continue providing a powerful benefit for many companies based in the developed markets, particularly in the consumer sectors. We will continue to focus on finding companies located in developed countries around the world (excluding the United States) with the potential to deliver sustainable growth characteristics and promising long-term outlooks.

7

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Nestle SA	2.0%
BHP Billiton Ltd.	1.8%
BG Group plc	1.6%
SAP AG	1.5%
Royal Dutch Shell plc, Class A	1.3%
Reckitt Benckiser Group plc	1.3%
Saipem SpA	1.3%
Seadrill Ltd.	1.3%
WM Morrison Supermarkets plc	1.3%
Syngenta AG	1.2%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.0%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
United Kingdom	18.2%
Japan	12.9%
France	8.7%
Germany	8.4%
Switzerland	8.4%
Netherlands	4.1%
Australia	4.1%
Sweden	2.9%
Italy	2.8%
Hong Kong	2.6%
Spain	2.2%
South Korea	2.2%
People’s Republic of China	2.0%
Belgium	2.0%
Other Countries	17.5%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 – 11/30/11	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$832.70	$5.19	1.13%
Hypothetical
Institutional Class	$1,000	$1,019.40	$5.72	1.13%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 99.0%
ARGENTINA — 0.3%
MercadoLibre, Inc.	13,200	$ 1,157,508
AUSTRALIA — 4.1%
BHP Billiton Ltd.	162,931	6,084,022
Commonwealth Bank of Australia	70,408	3,531,374
Iluka Resources Ltd.	134,400	2,155,721
Wesfarmers Ltd.	70,513	2,266,417
		14,037,534
BELGIUM — 2.0%
Anheuser-Busch InBev NV	53,308	3,188,987
Telenet Group Holding NV(1)	52,983	1,982,526
Umicore SA	42,400	1,826,070
		6,997,583
BERMUDA — 1.3%
Seadrill Ltd.	124,600	4,353,933
BRAZIL — 0.7%
Banco do Brasil SA	179,100	2,396,782
CANADA — 1.6%
Bank of Nova Scotia	48,100	2,431,055
Canadian National Railway Co.	21,000	1,623,874
Potash Corp. of Saskatchewan, Inc.	32,100	1,399,251
		5,454,180
DENMARK — 1.3%
Christian Hansen Holding A/S	91,602	1,939,871
Novo Nordisk A/S B Shares	22,700	2,581,750
		4,521,621
FINLAND — 0.5%
Kone Oyj	31,200	1,758,706
FRANCE — 8.7%
Air Liquide SA	27,220	3,454,886
Cie Generale d’Optique Essilor International SA	25,100	1,794,524
Danone SA	51,422	3,401,307
Eutelsat Communications SA	59,100	2,296,976
LVMH Moet Hennessy Louis Vuitton SA	22,400	3,521,503
Pernod-Ricard SA	24,958	2,350,749
Publicis Groupe SA	18,300	873,924
Safran SA	89,700	2,658,577
Sanofi	44,000	3,079,903
Technip SA	37,900	3,622,266
Zodiac Aerospace	38,200	3,132,954
		30,187,569
GERMANY — 8.4%
adidas AG	21,700	1,529,989
BASF SE	33,000	2,398,583
Bayerische Motoren Werke AG	41,300	3,109,056
Fresenius Medical Care AG & Co. KGaA	55,770	3,811,233
Hugo Boss AG Preference Shares	23,700	2,143,594
Kabel Deutschland Holding AG(1)	76,924	4,267,344
Muenchener Rueckversicherungs AG	30,800	3,894,862
SAP AG	85,700	5,113,112
Siemens AG	27,900	2,815,904
		29,083,677
HONG KONG — 2.6%
AIA Group Ltd.	584,700	1,838,416
China Unicom Ltd. ADR	188,900	4,074,573
Li & Fung Ltd.	654,000	1,335,750
Link Real Estate Investment Trust (The)	448,000	1,618,995
		8,867,734
INDIA — 1.0%
Bharti Airtel Ltd.	299,300	2,233,053
HDFC Bank Ltd.	158,400	1,361,755
		3,594,808
INDONESIA — 0.9%
PT Bank Mandiri (Persero) Tbk	4,283,750	3,137,113
IRELAND — 1.3%
Experian plc	126,900	1,688,132
Shire plc	79,200	2,658,313
		4,346,445
ITALY — 2.8%
Pirelli & C SpA	361,600	3,403,943
Prada SpA(1)	359,600	1,774,245
Saipem SpA	98,262	4,394,905
		9,573,093
JAPAN — 12.9%
Daihatsu Motor Co. Ltd.	231,000	4,060,051
Dentsu, Inc.	39,400	1,145,820
FANUC CORP.	20,900	3,431,099
Fast Retailing Co. Ltd.	13,200	2,137,816
JGC Corp.	61,000	1,532,342
Komatsu Ltd.	107,800	2,744,672
Konami Corp.	63,600	1,913,849
Lawson, Inc.	30,100	1,784,702
Mitsubishi Corp.	123,500	2,551,265

11

Shares	Value
Mitsubishi UFJ Financial Group, Inc.	523,200	$ 2,273,020
Murata Manufacturing Co. Ltd.	50,000	2,961,232
Nitori Holdings Co. Ltd.	31,200	2,918,028
ORIX Corp.	47,000	3,956,933
Rakuten, Inc.	3,600	3,852,329
SOFTBANK CORP.	57,900	1,950,812
Sumitomo Realty & Development Co. Ltd.	51,000	1,011,845
Unicharm Corp.	88,300	4,182,643
		44,408,458
LUXEMBOURG — 1.1%
Millicom International Cellular SA	34,806	3,766,883
MACAU — 0.5%
Sands China Ltd.(1)	580,000	1,750,984
NETHERLANDS — 4.1%
ASML Holding NV	64,700	2,524,571
European Aeronautic Defence and Space Co. NV	105,900	3,175,979
Royal Dutch Shell plc, Class A	132,864	4,620,338
Unilever NV CVA	114,300	3,892,633
		14,213,521
PEOPLE’S REPUBLIC OF CHINA — 2.0%
Baidu, Inc. ADR(1)	30,100	3,942,799
Focus Media Holding Ltd. ADR(1)	44,185	818,306
Industrial & Commercial Bank of China Ltd. H Shares	3,900,715	2,313,336
		7,074,441
POLAND — 0.6%
Powszechna Kasa Oszczednosci Bank Polski SA	208,176	2,091,853
PORTUGAL — 1.2%
Jeronimo Martins SGPS SA	225,000	4,107,414
RUSSIAN FEDERATION — 1.3%
Sberbank of Russia	1,102,900	3,186,781
X5 Retail Group NV GDR(1)	47,300	1,251,736
		4,438,517
SINGAPORE — 0.8%
DBS Group Holdings Ltd.	267,000	2,658,319
SOUTH KOREA — 2.2%
Hyundai Motor Co.	18,295	3,546,413
Samsung Electronics Co. Ltd.	4,400	3,994,621
		7,541,034
SPAIN — 2.2%
Banco Bilbao Vizcaya Argentaria SA	343,843	2,918,484
Grifols SA(1)	147,800	2,388,620
Inditex SA	28,000	2,377,853
		7,684,957
SWEDEN — 2.9%
Alfa Laval AB	116,700	2,251,030
Atlas Copco AB A Shares	145,900	3,135,700
Swedbank AB A Shares	218,100	2,919,784
Telefonaktiebolaget LM Ericsson B Shares	151,100	1,608,050
		9,914,564
SWITZERLAND — 8.4%
ABB Ltd.(1)	74,700	1,415,629
Adecco SA(1)	29,300	1,272,896
Nestle SA	122,200	6,852,000
Novartis AG	72,165	3,894,228
Swatch Group AG (The)	5,700	2,221,662
Syngenta AG(1)	14,500	4,276,770
UBS AG(1)	195,000	2,397,012
Wolseley plc	80,600	2,417,141
Xstrata plc	141,800	2,283,922
Zurich Financial Services AG(1)	9,200	2,023,201
		29,054,461
TAIWAN (REPUBLIC OF CHINA) — 1.9%
Hon Hai Precision Industry Co. Ltd.	611,000	1,658,571
MediaTek, Inc.	165,000	1,568,407
Taiwan Semiconductor Manufacturing Co. Ltd.	1,307,000	3,291,372
		6,518,350
THAILAND — 0.6%
Kasikornbank PCL NVDR	564,100	2,170,355
TURKEY — 0.6%
Turkiye Garanti Bankasi AS	626,000	2,148,190
UNITED KINGDOM — 18.2%
Admiral Group plc	91,341	1,325,230
Aggreko plc	69,350	2,066,820
Antofagasta plc	103,213	1,933,057
ARM Holdings plc	399,600	3,751,225
BG Group plc	249,931	5,363,578
British Sky Broadcasting Group plc	125,800	1,517,625
Burberry Group plc	108,014	2,165,251
Capita Group plc (The)	148,777	1,477,696

12

Shares	Value
Carnival plc	51,127	$1,776,640
Compass Group plc	185,800	1,720,609
GlaxoSmithKline plc	169,800	3,762,466
HSBC Holdings plc (Hong Kong)	272,178	2,146,576
Intertek Group plc	72,600	2,200,952
Kingfisher plc	410,500	1,654,184
Lloyds Banking Group plc(1)	3,248,300	1,277,765
National Grid plc	351,300	3,451,619
Reckitt Benckiser Group plc	87,777	4,436,988
Rio Tinto plc	73,000	3,864,286
Standard Chartered plc	136,264	2,975,195
Tullow Oil plc	53,900	1,177,724
Vodafone Group plc	1,189,100	3,225,923
Weir Group plc (The)	90,700	2,951,724
Whitbread plc	83,100	2,148,082
WM Morrison Supermarkets plc	852,800	4,320,047
		62,691,262
TOTAL COMMON STOCKS(Cost $316,125,435)		341,701,849
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $1,862,135), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $1,832,744)		1,832,741
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $1,866,430), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $1,832,741)		1,832,738
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $1,723,312), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $1,686,974)		1,686,972
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,352,451)		5,352,451
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $321,477,886)		347,054,300
OTHER ASSETS AND LIABILITIES — (0.5)%		(1,819,903)
TOTAL NET ASSETS — 100.0%		$345,234,397

Market Sector Diversification
(as a % of net assets)
Financials	17.4%
Consumer Discretionary	17.1%
Industrials	13.4%
Consumer Staples	12.3%
Information Technology	9.8%
Materials	9.2%
Health Care	6.9%
Energy	6.9%
Telecommunication Services	5.0%
Utilities	1.0%
Cash and Equivalents*	1.0%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $321,477,886)	$347,054,300
Foreign currency holdings, at value (cost of $1,132,757)	1,126,760
Receivable for investments sold	857,929
Dividends and interest receivable	1,160,712
Other assets	4,254
350,203,955

Liabilities
Payable for investments purchased	4,660,020
Accrued management fees	309,538
4,969,558

Net Assets	$345,234,397

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	39,638,912

Net Asset Value Per Share	$8.71

Net Assets Consist of:
Capital (par value and paid-in surplus)	$336,316,796
Undistributed net investment income	2,456,478
Accumulated net realized loss	(19,139,842)
Net unrealized appreciation	25,600,965
$345,234,397

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $634,881)	$6,721,881
Interest	1,541
6,723,422
Expenses:
Management fees	3,465,440
Directors’ fees and expenses	12,794
Other expenses	4,412
3,482,646

Net investment income (loss)	3,240,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $17,062)	(7,194,616)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $82,350)	(236,530)
(7,431,146)

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(72,247))	(10,603,221)
Translation of assets and liabilities in foreign currencies	17,065
(10,586,156)

Net realized and unrealized gain (loss)	(18,017,302)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,776,526)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$3,240,776	$1,978,829
Net realized gain (loss)	(7,431,146)	11,374,128
Change in net unrealized appreciation (depreciation)	(10,586,156)	3,791,324
Net increase (decrease) in net assets resulting from operations	(14,776,526)	17,144,281

Distributions to Shareholders
From net investment income	(2,574,499)	(2,270,324)

Capital Share Transactions
Proceeds from shares sold	125,698,997	87,778,606
Proceeds from reinvestment of distributions	2,574,499	—
Payments for shares redeemed	(15,905,615)	(15,911,311)
Net increase (decrease) in net assets from capital share transactions	112,367,881	71,867,295

Net increase (decrease) in net assets	95,016,856	86,741,252

Net Assets
Beginning of period	250,217,541	163,476,289
End of period	$345,234,397	$250,217,541

Undistributed net investment income	$2,456,478	$1,878,510

Transactions in Shares of the Fund
Sold	13,582,598	10,301,837
Issued in reinvestment of distributions	266,500	—
Redeemed	(1,689,808)	(1,809,370)
Net increase (decrease) in shares of the fund	12,159,290	8,492,467

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies in at least three developed countries (excluding the United States). The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.  The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.90% to 1.30%. The effective annual management fee for the year ended November 30, 2011 was 1.11%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $356,999,248 and $241,396,762, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$9,993,186	$331,708,663	—
Temporary Cash Investments	—	5,352,451	—
Total Value of Investment Securities	$9,993,186	$337,061,114	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Federal Tax Information

On December 20, 2011, the fund declared and paid a $0.0739 per-share distribution from net investment income to shareholders of record on December 19, 2011.

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$2,574,499	$2,270,324
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$326,987,178
Gross tax appreciation of investments	$32,744,425
Gross tax depreciation of investments	(12,677,303)
Net tax appreciation (depreciation) of investments	$20,067,122
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$8,542
Net tax appreciation (depreciation)	$20,075,664
Undistributed ordinary income	$2,983,375
Accumulated capital losses	$(8,278,098)
Capital loss deferral	$(5,863,340)

20

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2011	$9.11	0.10(2)	(0.41)	(0.31)	(0.09)	—	(0.09)	$8.71	(3.47)%	1.12%	1.04%	77%	$345,234
2010	$8.61	0.08(2)	0.54	0.62	(0.12)	—	(0.12)	$9.11	7.28%	1.14%	0.95%	85%	$250,218
2009	$6.29	0.10(2)	2.33	2.43	(0.11)	—	(0.11)	$8.61	39.09%	1.18%	1.41%	132%	$163,476
2008	$12.72	0.16(2)	(6.18)	(6.02)	(0.12)	(0.29)	(0.41)	$6.29	(48.82)%	1.12%	1.62%	119%	$55,860
2007	$10.34	0.12	2.29	2.41	(0.03)	—	(0.03)	$12.72	23.40%	1.07%	1.15%	104%	$67,703

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estat investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

28

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For corporate taxpayers, the fund hereby designates $2,480, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2011 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2011, the fund intends to pass through to shareholders $626,800, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2011, the fund earned $6,770,548 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2011 are $0.1708 and $0.0158, respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74133   1201

ANNUAL REPORT     |     NOVEMBER 30, 2011

International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	-2.57%	-1.74%	4.05%	7.32%	5/9/91
MSCI EAFE Index	—	-4.12%	-3.95%	4.83%	4.65%(1)	—
MSCI EAFE Growth Index	—	-3.96%	-2.37%	4.47%	3.30%(1)	—
Institutional Class	TGRIX	-2.27%	-1.53%	4.27%	4.63%	11/20/97
A Class(2) No sales charge* With sales charge*	TWGAX	-2.76% -8.37%	-1.97% -3.13%	3.80% 3.18%	5.25% 4.84%	10/2/96
C Class	AIWCX	-3.55%	-2.71%	3.01%	1.33%	6/4/01
R Class	ATGRX	-3.05%	-2.23%	—	5.69%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1 800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.35%	1.15%	1.60%	2.35%	1.85%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

International Growth declined -2.57%* for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI EAFE Index, which declined -4.12%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. In particular, fears of a default in Greece and contagion throughout the rest of the eurozone weighed on stocks. In addition, mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Within the developed markets, growth stocks outpaced their value counterparts, while large-cap stocks showed a slight performance advantage over their small-cap brethren.

Overall, stock selection, particularly in the utilities, consumer discretionary and industrials sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an underweight in the utilities sector, also had an overall positive influence on the portfolio’s relative performance.

From a regional perspective, stock selection in France and Germany and an underweight position in Japan contributed the most to the portfolio’s relative performance. At the opposite end of the spectrum, the United Kingdom, Australia and Switzerland and exposure to the emerging markets detracted from relative performance, primarily due to weak stock selection.

Consumer Discretionary, Industrials Led Sector Results

The portfolio’s consumer discretionary stocks led all sectors on a relative basis, driven by strong stock selection in the automobile industry. In particular, a portfolio-only position in South Korea’s Hyundai Motor Co. was among the portfolio’s top contributors. The company posted sales and market share gains in key markets, as the March 2011 earthquake and tsunami forced its leading Japanese competitors to cut near-term production forecasts. Moreover, as demand steadily climbed, the automaker ramped up near-term production plans.

In addition, a portfolio-only position in Canadian National Railway Co. drove results in the industrials sector. Shares in the operator of Canada’s largest railroad system benefited from the overall modest growth in Canada’s economy, compared with other large, developed nations. In addition, the company reported solid third-quarter results, driven by record car loadings and revenues and cost controls, and it maintained an attractive dividend payment.

The portfolio’s technology sector also was a strong contributor to performance, with United Kingdom-based ARM Holdings leading the charge. The company’s shares advanced on robust demand for smartphones and tablet computers. Furthermore, the company maintained a competitive edge in the smartphone market, where its designs are behind the chips powering many next-generation handsets, and in the tablet computer market, which one analyst predicted would

*All fund returns referenced in this commentary are for Investor Class shares.

grow six-fold in the next two years. Meanwhile, U.S. software giant Microsoft announced the next generation of its Windows operating system would be able to run on ARM-designed chips.

Financials Sector Struggled

The portfolio’s financials sector was the largest detractor to performance, primarily due to stock selection in the commercial banking industry. Europe’s expanding sovereign debt crisis sent ripples through the global financial system, particularly for banks with exposure to the troubled credits of Greece, Italy, Spain, and Portugal. Among the portfolio holdings that suffered the most due to these events were UniCredit and Lloyds Banking Group. Shares of Italy based UniCredit sagged amid concerns earnings weren’t sufficiently growing. In addition, Italy’s deteriorating economic outlook raised questions about the country’s stability going forward.

Similarly, United Kingdom-based Lloyds Banking Group was among the portfolio’s largest detractors. Shares struggled throughout the reporting period, but they took a severe hit late in the period, when the British government raised its levy on banks to raise money and discourage financial institutions from becoming overly dependent on unguaranteed debts to avoid another bailout. Also, Standard & Poor’s downgraded the credit ratings of Lloyds and other large global financial institutions due to weaker confidence in governments’ ability to bail out troubled banks.

The health care sector also detracted from relative performance, primarily due to an underweight position in the pharmaceuticals industry. In addition, the portfolio’s materials sector slightly detracted from relative performance, primarily due to stock selection in the chemicals industry.

Outlook

We continue to focus on companies with the potential for better structural growth in all regions, rather than economically-sensitive companies. We believe good opportunities exist in the developed markets of Asia and select emerging markets. Furthermore, we expect growth in the emerging markets to continue providing a powerful benefit for many companies based in the developed markets, particularly in the consumer sectors. We will continue to focus on finding companies located in developed countries around the world (excluding the United States) with the potential to deliver sustainable growth characteristics and promising long-term outlooks.

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Royal Dutch Shell plc B Shares	2.0%
Nestle SA	1.9%
BHP Billiton Ltd.	1.9%
BG Group plc	1.9%
Rio Tinto plc	1.7%
British American Tobacco plc	1.5%
SAP AG	1.5%
WM Morrison Supermarkets plc	1.4%
Syngenta AG	1.3%
Saipem SpA	1.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.4%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	21.4%
Japan	14.4%
Switzerland	9.1%
Germany	7.4%
France	7.3%
Australia	3.8%
Netherlands	3.4%
South Korea	2.4%
Canada	2.3%
Sweden	2.3%
Hong Kong	2.3%
Italy	2.3%
Spain	2.2%
Other Countries	18.8%
Cash and Equivalents*	0.6%
*Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 – 11/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$835.40	$6.12	1.33%
Institutional Class	$1,000	$836.70	$5.20	1.13%
A Class	$1,000	$834.30	$7.27	1.58%
C Class	$1,000	$830.80	$10.69	2.33%
R Class	$1,000	$832.90	$8.41	1.83%
Hypothetical
Investor Class	$1,000	$1,018.40	$6.73	1.33%
Institutional Class	$1,000	$1,019.40	$5.72	1.13%
A Class	$1,000	$1,017.15	$7.99	1.58%
C Class	$1,000	$1,013.39	$11.76	2.33%
R Class	$1,000	$1,015.89	$9.25	1.83%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 99.4%
ARGENTINA — 0.3%
MercadoLibre, Inc.	59,020	$5,175,464
AUSTRALIA — 3.8%
BHP Billiton Ltd.	752,676	28,105,747
Commonwealth Bank of Australia	296,738	14,883,151
Iluka Resources Ltd.	98,130	1,573,965
Wesfarmers Ltd.	363,454	11,682,077
		56,244,940
BELGIUM — 1.6%
Anheuser-Busch InBev NV	257,429	15,399,894
Umicore SA	195,184	8,406,123
		23,806,017
BERMUDA — 1.2%
Seadrill Ltd.	516,100	18,034,228
BRAZIL — 0.7%
Banco do Brasil SA	780,500	10,444,936
CANADA — 2.3%
Bank of Nova Scotia	206,690	10,446,463
Canadian National Railway Co.	197,999	15,310,732
Potash Corp. of Saskatchewan, Inc.	207,480	9,044,130
		34,801,325
DENMARK — 1.5%
Christian Hansen Holding A/S	254,523	5,390,077
Novo Nordisk A/S B Shares	145,417	16,538,780
		21,928,857
FINLAND — 0.7%
Kone Oyj	183,360	10,335,781
FRANCE — 7.3%
Air Liquide SA	83,707	10,624,473
Cie Generale d’Optique Essilor International SA	133,433	9,539,789
Danone SA	198,056	13,100,411
Eutelsat Communications SA	92,470	3,593,931
LVMH Moet Hennessy Louis Vuitton SA	81,426	12,800,977
Pernod-Ricard SA	81,067	7,635,554
Safran SA	339,840	10,072,360
Sanofi	178,240	12,476,406
Technip SA	166,444	15,907,769
Zodiac Aerospace	142,960	11,724,795
		107,476,465
GERMANY — 7.4%
adidas AG	86,520	6,100,215
BASF SE	177,450	12,897,833
Bayerische Motoren Werke AG	131,878	9,927,749
Fresenius Medical Care AG & Co. KGaA	173,734	11,872,706
Kabel Deutschland Holding AG(1)	309,413	17,164,625
Muenchener Rueckversicherungs AG	123,600	15,630,032
SAP AG	371,660	22,174,321
Siemens AG	135,123	13,637,758
		109,405,239
HONG KONG — 2.3%
AIA Group Ltd.	1,800,600	5,661,453
China Unicom Ltd. ADR	796,934	17,189,867
Li & Fung Ltd.	1,908,000	3,896,959
Link Real Estate Investment Trust (The)	1,938,000	7,003,601
		33,751,880
INDIA — 0.8%
Bharti Airtel Ltd.	781,970	5,834,215
HDFC Bank Ltd. ADR	210,950	5,834,877
		11,669,092
INDONESIA — 0.8%
PT Bank Mandiri (Persero) Tbk	17,145,452	12,556,105
IRELAND — 1.4%
Experian plc	569,092	7,570,549
Shire plc	370,390	12,431,977
		20,002,526
ITALY — 2.3%
Pirelli & C SpA	1,478,000	13,913,239
Saipem SpA	441,628	19,752,429
		33,665,668
JAPAN — 14.4%
Daihatsu Motor Co. Ltd.	1,038,000	18,243,866
Dentsu, Inc.	170,300	4,952,619
FANUC CORP.	90,300	14,824,317
Fast Retailing Co. Ltd.	45,900	7,433,769
Japan Tobacco, Inc.	3,830	18,259,475
JGC Corp.	297,000	7,460,748
Komatsu Ltd.	456,300	11,617,752
Konami Corp.	307,400	9,250,270
Lawson, Inc.	131,100	7,773,238

Shares	Value
Mitsubishi Corp.	798,000	$16,485,097
Mitsubishi UFJ Financial Group, Inc.	1,964,100	8,532,947
Murata Manufacturing Co. Ltd.	224,800	13,313,697
Nitori Holdings Co. Ltd.	144,950	13,556,673
ORIX Corp.	196,460	16,539,981
Rakuten, Inc.	15,433	16,514,721
SOFTBANK CORP.	266,500	8,979,125
Sumitomo Realty & Development Co. Ltd.	229,000	4,543,384
Unicharm Corp.	310,800	14,722,146
		213,003,825
LUXEMBOURG — 1.2%
Millicom International Cellular SA	159,733	17,287,123
MACAU — 0.4%
Sands China Ltd.(1)	1,774,400	5,356,803
NETHERLANDS — 3.4%
ASML Holding NV	189,584	7,397,501
European Aeronautic Defence and Space Co. NV	455,400	13,657,611
Royal Dutch Shell plc B Shares	833,394	30,022,024
		51,077,136
PEOPLE’S REPUBLIC OF CHINA — 1.9%
Baidu, Inc. ADR(1)	133,694	17,512,577
Focus Media Holding Ltd. ADR(1)	154,090	2,853,747
Industrial & Commercial Bank of China Ltd. H Shares	12,826,435	7,606,771
		27,973,095
POLAND — 0.6%
Powszechna Kasa Oszczednosci Bank Polski SA	893,435	8,977,665
PORTUGAL — 1.3%
Jeronimo Martins SGPS SA	1,067,060	19,479,366
RUSSIAN FEDERATION — 1.2%
Sberbank of Russia	4,365,830	12,614,873
X5 Retail Group NV GDR(1)	204,189	5,403,610
		18,018,483
SINGAPORE — 0.5%
DBS Group Holdings Ltd.	756,000	7,526,926
SOUTH KOREA — 2.4%
Hyundai Motor Co.	85,773	16,626,755
Samsung Electronics Co. Ltd.	20,873	18,949,936
		35,576,691
SPAIN — 2.2%
Banco Bilbao Vizcaya Argentaria SA	1,393,977	11,831,853
Grifols SA(1)	581,423	9,396,473
Inditex SA	140,228	11,908,628
		33,136,954
SWEDEN — 2.3%
Alfa Laval AB	314,163	6,059,901
Atlas Copco AB A Shares	575,584	12,370,519
Swedbank AB A Shares	563,741	7,547,006
Telefonaktiebolaget LM Ericsson B Shares	777,480	8,274,167
		34,251,593
SWITZERLAND — 9.1%
ABB Ltd.(1)	371,020	7,031,148
Adecco SA(1)	109,886	4,773,838
Nestle SA	513,343	28,784,174
Novartis AG	323,403	17,451,743
SGS SA	4,115	6,947,387
Swatch Group AG (The)	28,886	11,258,761
Syngenta AG(1)	67,530	19,917,948
UBS AG(1)	626,584	7,702,203
Wolseley plc	355,070	10,648,316
Xstrata plc	736,301	11,859,338
Zurich Financial Services AG(1)	39,220	8,624,992
		134,999,848
TAIWAN (REPUBLIC OF CHINA) — 1.5%
Hon Hai Precision Industry Co. Ltd.	2,738,000	7,432,353
MediaTek, Inc.	534,000	5,075,935
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	803,390	10,379,799
		22,888,087
THAILAND — 0.7%
Kasikornbank PCL NVDR	2,554,300	9,827,579
TURKEY — 0.5%
Turkiye Garanti Bankasi AS	2,016,012	6,918,173
UNITED KINGDOM — 21.4%
Admiral Group plc	443,510	6,434,707
Aggreko plc	136,184	4,058,656
Antofagasta plc	577,697	10,819,577
ARM Holdings plc	1,661,509	15,597,332
BG Group plc	1,286,897	27,617,115
British American Tobacco plc	484,407	22,482,407
British Sky Broadcasting Group plc	391,180	4,719,114

Shares	Value
Burberry Group plc	569,714	$11,420,499
Capita Group plc (The)	650,421	6,460,169
Carnival plc	267,542	9,296,962
Compass Group plc	802,880	7,435,106
GlaxoSmithKline plc	730,080	16,177,274
HSBC Holdings plc (Hong Kong)	1,219,212	9,615,513
Kingfisher plc	2,225,310	8,967,292
Lloyds Banking Group plc(1)	12,368,500	4,865,325
National Grid plc	1,525,740	14,990,817
Petrofac Ltd.	373,508	8,538,323
Reckitt Benckiser Group plc	349,222	17,652,618
Rio Tinto plc	469,580	24,857,419
Standard Chartered plc	426,890	9,320,738
Unilever plc	556,060	18,682,437
Vodafone Group plc	5,329,350	14,458,055
Weir Group plc (The)	372,110	12,109,877
Whitbread plc	358,020	9,254,590
WM Morrison Supermarkets plc	4,069,800	20,616,472
		316,448,394
TOTAL COMMON STOCKS (Cost $1,248,537,568)		1,472,046,264
Temporary Cash Investments — 0.3%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $1,736,881), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $1,709,468)		1,709,465
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $1,740,887), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $1,709,463)		1,709,461
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $1,607,396), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $1,573,501)		1,573,499
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,992,425)		4,992,425
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,253,529,993)		1,477,038,689
OTHER ASSETS AND LIABILITIES — 0.3%		4,795,383
TOTAL NET ASSETS — 100.0%		$1,481,834,072

Market Sector Diversification
(as a % of net assets)
Financials	15.5%
Consumer Discretionary	15.5%
Consumer Staples	15.0%
Industrials	13.6%
Materials	9.7%
Information Technology	9.5%
Energy	8.1%
Health Care	7.2%
Telecommunication Services	4.3%
Utilities	1.0%
Cash and Equivalents*	0.6%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $1,253,529,993)	$1,477,038,689
Foreign currency holdings, at value (cost of $3,685,995)	3,665,961
Receivable for investments sold	15,019,693
Receivable for capital shares sold	992,071
Dividends and interest receivable	8,158,915
Other assets	1,096,789
1,505,972,118

Liabilities
Payable for investments purchased	21,242,179
Payable for capital shares redeemed	1,267,709
Accrued management fees	1,588,077
Distribution and service fees payable	40,081
24,138,046

Net Assets	$1,481,834,072

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,533,566,412
Undistributed net investment income	12,578,355
Accumulated net realized loss	(288,082,304)
Net unrealized appreciation	223,771,609
$1,481,834,072

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,189,244,677	120,134,013	$9.90
Institutional Class, $0.01 Par Value	$113,741,305	11,506,357	$9.89
A Class, $0.01 Par Value	$172,901,417	17,431,305	$9.92*
C Class, $0.01 Par Value	$2,724,593	278,843	$9.77
R Class, $0.01 Par Value	$3,222,080	323,182	$9.97

*Maximum offering price $10.53 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,145,958)	$37,833,204
Interest	30,804
37,864,008
Expenses:
Management fees	21,667,516
Distribution and service fees:
A Class	484,189
B Class	10,709
C Class	30,293
R Class	21,665
Directors’ fees and expenses	79,592
Other expenses	38,258
22,332,222

Net investment income (loss)	15,531,786

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $105,482)	65,057,470
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $407,276)	(1,174,518)
63,882,952

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(608,182))	(110,975,706)
Translation of assets and liabilities in foreign currencies	184,153
(110,791,553)

Net realized and unrealized gain (loss)	(46,908,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(31,376,815)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$15,531,786	$12,895,767
Net realized gain (loss)	63,882,952	133,596,891
Change in net unrealized appreciation (depreciation)	(110,791,553)	(48,350,927)
Net increase (decrease) in net assets resulting from operations	(31,376,815)	98,141,731

Distributions to Shareholders
From net investment income:
Investor Class	(19,326,387)	(19,906,669)
Institutional Class	(1,926,383)	(1,322,640)
A Class	(1,708,891)	(1,881,933)
R Class	(16,637)	(29,305)
Decrease in net assets from distributions	(22,978,298)	(23,140,547)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(75,665,759)	2,472,875

Redemption Fees
Increase in net assets from redemption fees	44,407	47,277

Net increase (decrease) in net assets	(129,976,465)	77,521,336

Net Assets
Beginning of period	1,611,810,537	1,534,289,201
End of period	$1,481,834,072	$1,611,810,537

Undistributed net investment income	$12,578,355	$18,737,564

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies in at least three developed countries (excluding the United States).

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.31% for the Investor Class, A Class, C Class and R Class and 1.11% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 13% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $2,092,133,457 and $2,179,275,603, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,050,000,000		1,050,000,000
Sold	10,121,066	$109,941,099	8,998,458	$87,341,556
Issued in connection with reorganization (Note 9)	—	—	6,962,925	74,712,185
Issued in reinvestment of distributions	1,682,293	18,745,403	1,715,678	16,876,319
Redeemed	(19,927,980)	(217,005,403)	(20,641,413)	(195,052,248)
	(8,124,621)	(88,318,901)	(2,964,352)	(16,122,188)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,306,762	34,650,632	4,557,606	41,463,495
Issued in reinvestment of distributions	171,269	1,903,792	124,940	1,229,822
Redeemed	(1,541,029)	(16,717,393)	(1,958,144)	(18,855,853)
	1,937,002	19,837,031	2,724,402	23,837,464
A Class/Shares Authorized	125,000,000		125,000,000
Sold	7,748,808	81,672,620	4,383,626	42,679,057
Issued in reinvestment of distributions	93,927	1,049,896	128,516	1,263,884
Redeemed	(8,287,690)	(87,839,910)	(4,926,258)	(47,071,221)
	(444,955)	(5,117,394)	(414,116)	(3,128,280)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	415	4,343	530	5,119
Redeemed	(121,378)	(1,230,969)	(31,944)	(307,445)
	(120,963)	(1,226,626)	(31,414)	(302,326)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	57,636	635,001	20,492	198,669
Redeemed	(44,445)	(469,982)	(74,746)	(691,551)
	13,191	165,019	(54,254)	(492,882)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	64,918	725,158	136,723	1,333,762
Issued in reinvestment of distributions	1,323	14,931	2,819	27,821
Redeemed	(167,533)	(1,744,977)	(274,140)	(2,680,496)
	(101,292)	(1,004,888)	(134,598)	(1,318,913)
Net increase (decrease)	(6,841,638)	$(75,665,759)	(874,332)	$2,472,875

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$58,946,331	$1,413,099,933	—
Temporary Cash Investments	—	4,992,425	—
Total Value of Investment Securities	$58,946,331	$1,418,092,358	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 20, 2011, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2011:

Investor	Institutional	A	C	R
$0.0494	$0.0678	$0.0260	—	$0.0030

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$22,978,298	$23,140,547
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,296,814,818
Gross tax appreciation of investments	$225,854,554
Gross tax depreciation of investments	(45,630,683)
Net tax appreciation (depreciation) of investments	$180,223,871
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$222,871
Net tax appreciation (depreciation)	$180,446,742
Undistributed ordinary income	$15,912,094
Accumulated capital losses	$(223,323,814)
Capital loss deferral	$(24,767,362)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(12,343,552) and $(210,980,262) expire in 2016 and 2017, respectively.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

9. Reorganization Plan

On June 10, 2010, the Board of Directors approved a plan of reorganization (the reorganization), pursuant to which International Growth acquired all of the assets of International Stock Fund (International Stock), one fund in a series issued by the corporation, in exchange for shares of equal value of International Growth and assumption by International Growth of certain ordinary course liabilities of International Stock. The financial statements and performance history of International Growth were carried over post-reorganization. The reorganization was effective at the close of business on October 29, 2010.

The reorganization was accomplished by a tax-free exchange of shares. On October 29, 2010, International Stock exchanged its shares for shares of International Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
International Stock — Investor Class	6,294,203	International Growth — Investor Class	6,962,925

The net assets of International Stock and International Growth immediately before the reorganization were $74,712,185 and $1,612,017,503, respectively. International Stock’s unrealized appreciation of $16,115,391 was combined with that of International Growth. Immediately after the reorganization, the combined net assets were $1,686,729,688. International Growth acquired capital loss carryovers of $(24,021,757) from International Stock.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$10.30	0.10	(0.35)	(0.25)	(0.15)	—	(0.15)	$9.90	(2.57)%	1.32%	0.95%	125%	$1,189,245
2010	$9.75	0.09	0.61	0.70	(0.15)	—	(0.15)	$10.30	7.28%	1.35%	0.87%	130%	$1,320,906
2009	$7.15	0.09	2.64	2.73	(0.13)	—	(0.13)	$9.75	38.66%	1.38%	1.18%	151%	$1,279,615
2008	$14.87	0.14	(6.96)	(6.82)	(0.11)	(0.79)	(0.90)	$7.15	(48.67)%	1.31%	1.18%	144%	$1,018,753
2007	$12.17	0.13	2.66	2.79	(0.09)	—	(0.09)	$14.87	23.09%	1.27%	0.94%	133%	$2,267,093
Institutional Class
2011	$10.30	0.12	(0.33)	(0.21)	(0.20)	—	(0.20)	$9.89	(2.27)%	1.12%	1.15%	125%	$113,741
2010	$9.78	0.10	0.61	0.71	(0.19)	—	(0.19)	$10.30	7.38%	1.15%	1.07%	130%	$98,610
2009	$7.17	0.11	2.64	2.75	(0.14)	—	(0.14)	$9.78	38.96%	1.18%	1.38%	151%	$66,920
2008	$14.91	0.15	(6.96)	(6.81)	(0.14)	(0.79)	(0.93)	$7.17	(48.55)%	1.11%	1.38%	144%	$37,160
2007	$12.20	0.17	2.66	2.83	(0.12)	—	(0.12)	$14.91	23.36%	1.07%	1.14%	133%	$80,452
A Class(3)
2011	$10.29	0.08	(0.35)	(0.27)	(0.10)	—	(0.10)	$9.92	(2.76)%	1.57%	0.70%	125%	$172,901
2010	$9.72	0.06	0.61	0.67	(0.10)	—	(0.10)	$10.29	6.98%	1.60%	0.62%	130%	$183,990
2009	$7.13	0.07	2.63	2.70	(0.11)	—	(0.11)	$9.72	38.30%	1.63%	0.93%	151%	$177,804
2008	$14.82	0.11	(6.94)	(6.83)	(0.07)	(0.79)	(0.86)	$7.13	(48.79)%	1.56%	0.93%	144%	$140,798
2007	$12.12	0.08	2.68	2.76	(0.06)	—	(0.06)	$14.82	22.87%	1.52%	0.69%	133%	$241,579

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$10.13	—	(4)	(0.36)	(0.36)	—	—	—	$9.77	(3.55)%	2.32%	(0.05)%	125%	$2,725
2010	$9.54	(0.01)		0.60	0.59	—	—	—	$10.13	6.18%	2.35%	(0.13)%	130%	$2,691
2009	$7.00	0.01		2.59	2.60	(0.06)	—	(0.06)	$9.54	37.29%	2.38%	0.18%	151%	$3,051
2008	$14.60	0.02		(6.83)	(6.81)	—	(0.79)	(0.79)	$7.00	(49.18)%	2.31%	0.18%	144%	$3,210
2007	$11.97	—	(4)	2.63	2.63	—	—	—	$14.60	21.97%	2.27%	(0.06)%	133%	$7,318
R Class
2011	$10.32	0.05		(0.36)	(0.31)	(0.04)	—	(0.04)	$9.97	(3.05)%	1.82%	0.45%	125%	$3,222
2010	$9.72	0.03		0.62	0.65	(0.05)	—	(0.05)	$10.32	6.75%	1.85%	0.37%	130%	$4,381
2009	$7.13	0.06		2.62	2.68	(0.09)	—	(0.09)	$9.72	37.97%	1.88%	0.68%	151%	$5,436
2008	$14.81	0.09		(6.96)	(6.87)	(0.02)	(0.79)	(0.81)	$7.13	(48.92)%	1.81%	0.68%	144%	$2,727
2007	$12.12	0.07		2.65	2.72	(0.03)	—	(0.03)	$14.81	22.48%	1.77%	0.44%	133%	$4,042

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualifieddividend income for the fiscal year ended November 30, 2011.

For corporate taxpayers, the fund hereby designates $10,379, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2011 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2011, the fund intends to pass through to shareholders $3,116,541, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2011, the fund earned $37,486,117 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2011 are $0.2505 and $0.0208, respectively.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74135   1201

ANNUAL REPORT     |     NOVEMBER 30, 2011

International Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	MEQAX	0.45% -5.29%	-2.76%(1) -3.91%(1)	4.90%(1) 4.28%(1)	3.08%(1) 2.66%(1)	3/31/97
MSCI EAFE Value Index(2)	—	-4.27%	-5.58%	5.10%	4.59%	—
MSCI EAFE Index	—	-4.12%	-3.95%	4.83%	3.65%	—
Investor Class	ACEVX	0.57%	-2.55%	—	-0.32%	4/3/06
Institutional Class	ACVUX	0.92%	-2.36%	—	-0.12%	4/3/06
C Class	ACCOX	-0.31%	-3.54%	—	-1.32%	4/3/06
R Class	ACVRX	0.20%	-3.04%	—	-0.82%	4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

(2)
Effective November 30, 2011, the fund’s benchmark changed from the MSCI EAFE Index to the MSCI EAFE Value Index. The fund’s investment advisor believes that the MSCI EAFE Value Index aligns better with the fund’s strategy.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001*

*	The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

**	Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.32%	1.12%	1.57%	2.32%	1.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Armando Lacayo and Elizabeth Xie

Effective December 1, 2011, American Century Investments terminated its subadvisory agreement with Franklin Templeton and assumed direct management of International Value. Portfolio managers Armando Lacayo and Elizabeth Xie, who also manage International Core Equity, have taken over management of International Value.

Performance Summary

International Value returned 0.45%* for the fiscal year ended November 30, 2011, compared with the –4.12% return of the MSCI EAFE Index and the –4.27% return of the MSCI EAFE Value Index. Effective November 30, 2011, International Value’s benchmark changed from the MSCI EAFE Index to the MSCI EAFE
Value Index.

International Value’s fractionally positive return outpaced the decline of its benchmark index. The fund’s outperformance of its benchmark resulted primarily from country allocation, including an underweight position in Japan (whose market tumbled sharply during the period) and overweight positions in smaller Asian markets such as South Korea and Singapore. In contrast, the fund’s holdings in Australia detracted from relative results.

Defensive Sectors Contributed to Absolute Performance

On an absolute basis, the more defensive sectors of the portfolio posted the best returns for the 12-month period. The fund’s holdings in the utilities, consumer staples, and health care sectors generated double-digit gains for the period. The leading individual contributors included South Korean auto manufacturer Hyundai Motor, global energy producer Royal Dutch Shell, and South Korean consumer electronics maker Samsung Electronics.

On the downside, the fund’s financial holdings—by far the fund’s largest sector weighting, comprising approximately a quarter of the portfolio—had the biggest negative impact on absolute performance. The more economically sensitive sectors, such as industrials and materials, also declined for the reporting period. The most significant individual detractors from absolute performance included Chinese electrical equipment manufacturer Shanghai Electric Group, U.K. financial services firm HSBC Holdings, and Japanese video game maker Nintendo.

Consumer Discretionary and Utilities Outperformed

Looking at relative performance, the fund’s holdings in the consumer discretionary and utilities sectors contributed the most to its outperformance versus the MSCI EAFE Value Index. Stock selection among auto makers and specialty retailers generated virtually all of the outperformance in the consumer discretionary sector. The top contributors in this sector were South Korean auto maker Hyundai Motor, which gained market share in the U.S. and elsewhere, and British home improvement retailer Kingfisher, which benefited from higher profit margins and increased market share.

*
All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown.

7

In the utilities sector, stock choices among electric utilities provided the bulk of the outperformance. In particular, the fund avoided Japanese utility Tokyo Electric Power, which declined sharply after suffering severe damage in the wake of the devastating earthquake and tsunami in Japan, including a major incident at one of the company’s nuclear power plants.

Other leading contributors in the portfolio included German pharmaceutical firm Merck KGaA and German enterprise software maker SAP. Merck boosted results via some beneficial acquisitions, while SAP consistently exceeded earnings expectations thanks to strong growth in Asia.

Energy, Industrials Lagged

The fund’s holdings in the energy and industrials sectors underperformed their counterparts in the MSCI EAFE Value Index for the 12-month period. Stock selection among oil and gas producers was largely responsible for the underperformance in the energy sector. Exposure to Brazilian energy producer Petroleo Brasileiro and Canadian petroleum company Talisman Energy (neither of which are represented in the index) detracted the most. Petrobras faced delays in developing offshore oilfields, while Talisman lowered its annual output projections.

In the industrials sector, overweight positions in electrical equipment makers and airline companies had the biggest negative impact on relative results. Notable detractors included Chinese electrical equipment manufacturer Shanghai Electric Group, which slumped amid slowing global economic growth, and German airline Deutsche Lufthansa, which faced lower traffic and higher fuel costs that weighed on profits.

New Management Team and Philosophy

As stated at the beginning of this report, American Century Investments has taken over management of International Value from Franklin Templeton as of the end of the reporting period. Our investment approach emphasizes individual stock selection over country and sector allocation. We employ a quantitative investment process, used by a number of other American Century funds, that seeks to exploit inefficiencies and irrational behavior in the global equity markets. We select stocks based on a multi-factor model that incorporates valuation, quality, and momentum. Portfolio weightings are determined by an optimization process that balances expected risk and expected return. As a consequence, the fund’s country and sector weightings will not stray significantly from the benchmark’s country and sector profile.

In comparison to its past management strategy, the fund is expected to have a lower risk profile, less exposure to emerging markets, and greater adherence to the benchmark index going forward.

A Look Ahead

As we move into 2012, uncertainty regarding the economic environment and the sovereign debt situation in Europe is likely to result in continued volatility in the global equity markets. We believe that our disciplined investment process is especially critical in periods of extreme market volatility, because we adhere to our investment approach regardless of the short-term swings and emotion sweeping the financial markets. We believe this approach will produce favorable returns over the long term.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Royal Dutch Shell plc B Shares	3.3%
Merck KGaA	3.0%
Vodafone Group plc	2.9%
Samsung Electronics Co. Ltd.	2.9%
Roche Holding AG	2.6%
AIA Group Ltd.	2.3%
GlaxoSmithKline plc	2.3%
Hana Financial Group, Inc.	2.2%
SAP AG	2.2%
China Mobile Ltd.	2.1%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.6%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	1.0%

Investments by Country	% of net assets
United Kingdom	17.1%
Germany	11.0%
Netherlands	9.6%
France	9.5%
Switzerland	7.3%
South Korea	6.9%
Japan	6.1%
Hong Kong	5.4%
People’s Republic of China	5.0%
Italy	3.5%
Singapore	3.3%
Brazil	2.7%
Taiwan (Republic of China)	2.5%
Other Countries	8.7%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 – 11/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$850.70	$6.12	1.32%
Institutional Class	$1,000	$852.90	$5.20	1.12%
A Class	$1,000	$850.20	$7.28	1.57%
C Class	$1,000	$846.50	$10.74	2.32%
R Class	$1,000	$849.70	$8.44	1.82%
Hypothetical
Investor Class	$1,000	$1,018.45	$6.68	1.32%
Institutional Class	$1,000	$1,019.45	$5.67	1.12%
A Class	$1,000	$1,017.20	$7.94	1.57%
C Class	$1,000	$1,013.44	$11.71	2.32%
R Class	$1,000	$1,015.94	$9.20	1.82%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 98.6%
AUSTRALIA — 0.2%
BlueScope Steel Ltd.	109,900	$45,756
BRAZIL — 2.7%
Centrais Eletricas Brasileiras SA	16,355	149,862
Petroleo Brasileiro SA-Petrobras ADR	11,580	312,544
Vale SA Preference Shares ADR	9,950	217,606
		680,012
CANADA — 0.9%
Husky Energy, Inc.	2,810	69,978
Talisman Energy, Inc.	12,040	164,791
		234,769
FRANCE — 9.5%
Alstom SA	2,320	80,614
AXA SA	26,237	381,657
Carrefour SA	1,670	44,444
Cie Generale des Etablissements Michelin Class B	7,988	509,744
Credit Agricole SA	22,000	142,273
France Telecom SA	3,020	52,164
Sanofi	5,813	406,897
Thales SA	2,020	63,890
Total SA	9,030	466,468
Vivendi SA	10,030	231,451
		2,379,602
GERMANY — 11.0%
Deutsche Lufthansa AG	5,350	69,315
Deutsche Post AG	11,140	168,300
E.ON AG	18,920	468,342
MAN SE	670	57,998
Merck KGaA	7,660	760,810
Muenchener Rueckversicherungs AG	1,880	237,738
SAP AG	9,280	553,672
Siemens AG	630	63,585
Siemens AG ADR	3,670	372,175
		2,751,935
HONG KONG — 5.4%
AIA Group Ltd.	185,200	582,307
Cheung Kong Holdings Ltd.	10,300	117,797
China Mobile Ltd.	53,500	527,409
Citic Pacific Ltd.	64,000	121,198
		1,348,711
IRELAND — 0.6%
CRH plc	7,810	150,699
ITALY — 3.5%
ENI SpA	19,180	406,479
Intesa Sanpaolo SpA	88,780	147,854
UniCredit SpA	296,880	310,012
		864,345
JAPAN — 6.1%
ITOCHU Corp.	31,100	315,948
Nintendo Co. Ltd.	1,330	201,678
Nissan Motor Co. Ltd.	15,660	143,723
NKSJ Holdings, Inc.	8,000	158,874
Nomura Holdings, Inc.	45,700	151,501
Toyota Motor Corp.	5,800	190,700
Trend Micro, Inc.	11,600	356,096
		1,518,520
NETHERLANDS — 9.6%
Aegon NV(1)	19,030	83,329
Akzo Nobel NV	6,200	314,833
ING Groep NV CVA(1)	56,972	444,289
Koninklijke Philips Electronics NV	7,837	159,482
Randstad Holding NV	6,110	190,879
Royal Dutch Shell plc B Shares	23,125	833,051
SBM Offshore NV	9,788	210,107
TomTom NV(1)	42,160	174,245
		2,410,215
NORWAY — 1.9%
Telenor ASA	27,590	471,519
PEOPLE’S REPUBLIC OF CHINA — 5.0%
China Coal Energy Co. Ltd. H Shares	99,980	120,972
China Life Insurance Co. Ltd. H Shares	27,000	72,332
China Shenhua Energy Co. Ltd. H Shares	40,680	179,795
China Telecom Corp. Ltd. H Shares	746,000	457,408
Shanghai Electric Group Co. Ltd. H Shares	916,000	414,470
		1,244,977
RUSSIAN FEDERATION — 1.3%
OAO Gazprom ADR	27,900	323,244
SINGAPORE — 3.3%
DBS Group Holdings Ltd.	43,700	435,088
Flextronics International Ltd.(1)	20,340	121,430
Singapore Telecommunications Ltd.	112,000	271,973
		828,491

12

Shares	Value
SOUTH KOREA — 6.9%
Hana Financial Group, Inc.	15,320	$560,680
KB Financial Group, Inc.	7,050	245,329
Samsung Electronics Co. Ltd.	790	717,216
Shinhan Financial Group Co. Ltd.	5,350	202,557
		1,725,782
SPAIN — 1.8%
Distribuidora Internacional de Alimentacion SA(1)	1,670	7,534
Telefonica SA ADR	23,580	442,125
		449,659
SWEDEN — 0.6%
Telefonaktiebolaget LM Ericsson B Shares	14,000	148,992
SWITZERLAND — 7.3%
Basilea Pharmaceutica(1)	1,960	67,925
Credit Suisse Group AG(1)	14,690	356,143
Lonza Group AG(1)	2,680	164,142
Roche Holding AG	4,010	637,817
Swiss Re AG(1)	6,757	355,965
UBS AG(1)	18,790	230,974
		1,812,966
TAIWAN (REPUBLIC OF CHINA) — 2.5%
Compal Electronics, Inc.	127,684	117,104
Siliconware Precision Industries Co.	143,000	131,200
Taiwan Semiconductor Manufacturing Co. Ltd.	150,749	379,626
		627,930
THAILAND — 1.4%
Bangkok Bank PCL	68,000	353,304
UNITED KINGDOM — 17.1%
Aviva plc	95,440	470,112
BAE Systems plc	37,660	162,547
BP plc	53,240	387,120
GlaxoSmithKline plc	25,720	569,909
HSBC Holdings plc	50,800	400,642
International Consolidated Airlines Group SA(1)	35,440	82,302
Kingfisher plc	83,390	336,035
Lloyds Banking Group plc(1)	126,050	49,584
Marks & Spencer Group plc	56,340	293,402
Rentokil Initial plc(1)	46,140	48,338
Rexam plc	54,590	296,128
Tesco plc	70,670	450,722
Vodafone Group plc	264,953	718,794
		4,265,635
TOTAL COMMON STOCKS (Cost $24,345,012)		24,637,063

Value
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $38,542), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $37,933)	$37,933
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $38,630), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $37,933)	37,933
Repurchase Agreement, Goldman Sachs & Co, (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $35,668), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $34,917)	34,917
TOTAL TEMPORARY CASH INVESTMENTS (Cost $110,783)	110,783
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $24,455,795)	24,747,846
OTHER ASSETS AND LIABILITIES — 1.0%	237,804
TOTAL NET ASSETS — 100.0%	$24,985,650

Market Sector Diversification
(as a % of net assets)
Financials	25.8%
Energy	13.7%
Telecommunication Services	11.8%
Information Technology	10.9%
Health Care	10.5%
Industrials	9.7%
Consumer Discretionary	7.5%
Materials	4.2%
Utilities	2.5%
Consumer Staples	2.0%
Cash and Equivalents*	1.4%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $24,455,795)	$24,747,846
Foreign currency holdings, at value (cost of $9,981)	10,035
Receivable for capital shares sold	112,870
Dividends and interest receivable	179,816
25,050,567

Liabilities
Payable for investments purchased	37
Payable for capital shares redeemed	35,014
Accrued management fees	26,050
Distribution and service fees payable	3,816
64,917

Net Assets	$24,985,650

Net Assets Consist of:
Capital (par value and paid-in surplus)	$30,710,843
Undistributed net investment income	439,674
Accumulated net realized loss	(6,467,461)
Net unrealized appreciation	302,594
$24,985,650

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$9,390,877	1,372,245	$6.84
Institutional Class, $0.01 Par Value	$243,767	35,649	$6.84
A Class, $0.01 Par Value	$13,980,629	2,035,015	$6.87*
C Class, $0.01 Par Value	$1,136,647	166,120	$6.84
R Class, $0.01 Par Value	$233,730	34,170	$6.84

*Maximum offering price $7.29 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $67,154)	$873,774
Interest	426
874,200
Expenses:
Management fees	356,249
Distribution and service fees:
A Class	37,298
B Class	7,381
C Class	11,316
R Class	1,471
Directors’ fees and expenses	1,960
Other expenses	1,049
416,724

Net investment income (loss)	457,476

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,916,517
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $4,302)	(17,508)
1,899,009

Change in net unrealized appreciation (depreciation) on:
Investments	(2,464,734)
Translation of assets and liabilities in foreign currencies	7,338
(2,457,396)

Net realized and unrealized gain (loss)	(558,387)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(100,911)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$457,476	$398,260
Net realized gain (loss)	1,899,009	421,106
Change in net unrealized appreciation (depreciation)	(2,457,396)	(1,828,731)
Net increase (decrease) in net assets resulting from operations	(100,911)	(1,009,365)

Distributions to Shareholders
From net investment income:
Investor Class	(140,866)	(281,159)
Institutional Class	(26,763)	(73,160)
A Class	(203,043)	(645,217)
B Class	(5,247)	(28,789)
C Class	(6,656)	(19,261)
R Class	(3,336)	(4,722)
Decrease in net assets from distributions	(385,911)	(1,052,308)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,290,177)	(1,004,655)

Redemption Fees
Increase in net assets from redemption fees	4,942	3,710

Net increase (decrease) in net assets	(1,772,057)	(3,062,618)

Net Assets
Beginning of period	26,757,707	29,820,325
End of period	$24,985,650	$26,757,707

Undistributed net investment income	$439,674	$385,617

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities and at least 65% of its assets in securities from a minimum of three countries outside the United States.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.30% for the Investor Class, A Class, C Class and R Class and 1.10% for the Institutional Class.

ACIM has entered into a subadvisory agreement with Templeton Investment Counsel, LLC (Templeton) on behalf of the fund. Templeton makes investment decisions for the fund in accordance with the fund’s investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining Templeton as the subadvisor of the fund. Effective December 1, 2011, ACIM terminated the subadvisory agreement with Templeton on behalf of the fund. ACIM has assumed the responsibilities performed by the subadvisor. The termination of the subadvisory agreement was approved by the Board of Directors on September 8, 2011.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

19

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $7,869,673 and $7,970,367, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	55,000,000		55,000,000
Sold	791,977	$5,985,711	543,874	$3,779,102
Issued in reinvestment of distributions	17,606	134,337	38,587	273,798
Redeemed	(490,278)	(3,574,371)	(493,578)	(3,480,623)
	319,305	2,545,677	88,883	572,277
Institutional Class/Shares Authorized	55,000,000		55,000,000
Sold	43,605	319,246	68,030	462,329
Issued in reinvestment of distributions	3,517	26,763	10,333	73,160
Redeemed	(222,380)	(1,539,176)	(89,177)	(600,913)
	(175,258)	(1,193,167)	(10,814)	(65,424)
A Class/Shares Authorized	45,000,000		45,000,000
Sold	491,689	3,631,313	899,755	6,485,839
Issued in reinvestment of distributions	26,048	199,787	89,337	636,290
Redeemed	(759,310)	(5,588,230)	(1,254,749)	(8,540,309)
	(241,573)	(1,757,130)	(265,657)	(1,418,180)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	2,377	17,568	2,489	16,165
Issued in reinvestment of distributions	696	5,240	4,077	28,443
Redeemed	(141,146)	(980,262)	(78,840)	(534,140)
	(138,073)	(957,454)	(72,274)	(489,532)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	50,831	372,349	68,338	488,852
Issued in reinvestment of distributions	864	6,647	2,661	18,909
Redeemed	(36,127)	(274,435)	(40,306)	(275,068)
	15,568	104,561	30,693	232,693
R Class/Shares Authorized	5,000,000		5,000,000
Sold	10,643	78,636	32,079	225,622
Issued in reinvestment of distributions	436	3,336	667	4,722
Redeemed	(16,501)	(114,636)	(10,043)	(66,833)
	(5,422)	(32,664)	22,703	163,511
Net increase (decrease)	(225,453)	$(1,290,177)	(206,466)	$(1,004,655)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$1,465,880	$23,171,183	—
Temporary Cash Investments	—	110,783	—
Total Value of Investment Securities	$1,465,880	$23,281,966	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$385,911	$1,052,308
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$24,712,355
Gross tax appreciation of investments	$3,328,668
Gross tax depreciation of investments	(3,293,177)
Net tax appreciation (depreciation) of investments	$35,491
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$10,543
Net tax appreciation (depreciation)	$46,034
Undistributed ordinary income	$439,674
Accumulated capital losses	$(6,210,901)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011	$6.91	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$6.84	0.57%	1.31%	1.31%	1.85%	1.85%	30%	$9,391
2010	$7.33	0.11	(0.24)	(0.13)	(0.29)	—	(0.29)	$6.91	(1.82)%	1.32%	1.32%	1.66%	1.66%	26%	$7,272
2009	$5.47	0.11	1.88	1.99	(0.13)	—	(0.13)	$7.33	36.98%	1.31%	1.31%	2.34%	2.34%	16%	$7,062
2008	$11.48	0.19	(5.18)	(4.99)	(0.24)	(0.78)	(1.02)	$5.47	(47.43)%	1.31%	1.31%	2.20%	2.20%	4%	$2,512
2007	$14.36	0.22	2.09	2.31	(0.47)	(4.72)	(5.19)	$11.48	23.55%	1.30%	1.30%	1.96%	1.96%	11%	$3,044
Institutional Class
2011	$6.90	0.15	(0.07)	0.08	(0.14)	—	(0.14)	$6.84	0.92%	1.11%	1.11%	2.05%	2.05%	30%	$244
2010	$7.34	0.13	(0.25)	(0.12)	(0.32)	—	(0.32)	$6.90	(1.69)%	1.12%	1.12%	1.86%	1.86%	26%	$1,456
2009	$5.48	0.18	1.82	2.00	(0.14)	—	(0.14)	$7.34	37.18%	1.11%	1.11%	2.54%	2.54%	16%	$1,627
2008	$11.50	0.21	(5.19)	(4.98)	(0.26)	(0.78)	(1.04)	$5.48	(47.32)%	1.11%	1.11%	2.40%	2.40%	4%	$23,847
2007	$14.38	0.23	2.10	2.33	(0.49)	(4.72)	(5.21)	$11.50	23.77%	1.10%	1.10%	2.16%	2.16%	11%	$45,262
A Class
2011	$6.93	0.12	(0.08)	0.04	(0.10)	—	(0.10)	$6.87	0.45%	1.56%	1.56%	1.60%	1.60%	30%	$13,981
2010	$7.33	0.10	(0.24)	(0.14)	(0.26)	—	(0.26)	$6.93	(2.04)%	1.57%	1.57%	1.41%	1.41%	26%	$15,783
2009	$5.48	0.10	1.86	1.96	(0.11)	—	(0.11)	$7.33	36.40%	1.56%	1.56%	2.09%	2.09%	16%	$18,644
2008	$11.49	0.18	(5.20)	(5.02)	(0.21)	(0.78)	(0.99)	$5.48	(47.53)%	1.51%	1.56%	2.00%	1.95%	4%	$15,015
2007	$14.35	0.20	2.11	2.31	(0.45)	(4.72)	(5.17)	$11.49	23.44%	1.40%	1.55%	1.86%	1.71%	11%	$24,558

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2011	$6.90	0.06	(0.08)	(0.02)	(0.04)	—	(0.04)	$6.84	(0.31)%	2.31%	2.31%	0.85%	0.85%	30%	$1,137
2010	$7.25	0.05	(0.25)	(0.20)	(0.15)	—	(0.15)	$6.90	(2.85)%	2.32%	2.32%	0.66%	0.66%	26%	$1,039
2009	$5.42	0.05	1.85	1.90	(0.07)	—	(0.07)	$7.25	35.44%	2.31%	2.31%	1.34%	1.34%	16%	$869
2008	$11.37	0.12	(5.17)	(5.05)	(0.12)	(0.78)	(0.90)	$5.42	(47.93)%	2.31%	2.31%	1.20%	1.20%	4%	$337
2007	$14.27	0.12	2.07	2.19	(0.37)	(4.72)	(5.09)	$11.37	22.28%	2.30%	2.30%	0.96%	0.96%	11%	$222
R Class
2011	$6.90	0.10	(0.08)	0.02	(0.08)	—	(0.08)	$6.84	0.20%	1.81%	1.81%	1.35%	1.35%	30%	$234
2010	$7.28	0.09	(0.25)	(0.16)	(0.22)	—	(0.22)	$6.90	(2.27)%	1.82%	1.82%	1.16%	1.16%	26%	$273
2009	$5.45	0.09	1.84	1.93	(0.10)	—	(0.10)	$7.28	35.90%	1.81%	1.81%	1.84%	1.84%	16%	$123
2008	$11.42	0.13	(5.14)	(5.01)	(0.18)	(0.78)	(0.96)	$5.45	(47.61)%	1.81%	1.81%	1.70%	1.70%	4%	$78
2007	$14.31	0.11	2.14	2.25	(0.42)	(4.72)	(5.14)	$11.42	22.91%	1.80%	1.80%	1.46%	1.46%	11%	$202

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

30

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For the fiscal year ended November 30, 2011, the fund intends to pass through to shareholders $67,154, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2011, the fund earned $862,000 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2011 are $0.2366 and $0.0184, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74137   1201

ANNUAL REPORT     |     NOVEMBER 30, 2011

International Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period’s Divided Nature Resulted in Mixed Returns

The financial market performance that most U.S. investors experienced during the 12 months ended November 30, 2011 generally reflected the period’s divided nature. For the first six months, confidence in global economic growth, strong corporate earnings, and increased risk-taking generally ruled the markets. The MSCI EAFE Index and the S&P 500 Index advanced approximately 15% for the six months ended May 31, 2011, as stocks broadly outperformed high-quality bonds for that period.

However, the tables reversed sharply for the final six months. The risk-taking tide ebbed during the summer months, constrained by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. High-quality bonds, led by long-maturity U.S. Treasury securities, mostly outpaced stocks. The MSCI EAFE Index and the S&P 500 Index returned –16.56% and –6.25%, respectively, during the six months ended November 30, 2011, despite a significant market rebound in October.

As a result of this volatility, returns were mixed for the full 12-month period. U.S. and international bonds and U.S. stocks generally outperformed international stocks. The S&P 500 Index and the MSCI EAFE Index returned 7.83% and –4.12%, respectively, for the fiscal year.

Unfortunately, further volatility appears likely in 2012 as the markets wrestle with uncertainties regarding European debt, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended November 30, 2011 (in U.S. dollars)
MSCI EAFE Index	-4.12%	MSCI Europe Index	-2.08%
MSCI EAFE Growth Index	-3.96%	MSCI World Index	1.46%
MSCI EAFE Value Index	-4.27%	MSCI Japan Index	-8.56%
MSCI Emerging Markets Index	-11.54%

4

Performance

Total Returns as of November 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	-4.57%	-0.76%	12.52%	11.61%	6/1/01
MSCI All Country World ex-U.S. Small Cap Growth Index	—	-8.04%	-0.92%	9.05%	6.85%(1)	—
Institutional Class	ACIOX	-4.35%	-0.55%	—	14.59%	1/9/03
A Class No sales charge* With sales charge*	AIVOX	-4.81% -10.23%	— —	— —	5.24% 1.70%	3/1/10
C Class	AIOCX	-5.56%	—	—	4.49%	3/1/10
R Class	AIORX	-5.08%	—	—	5.01%	3/1/10

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.89%	1.69%	2.14%	2.89%	2.39%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Mark Kopinski, Trevor Gurwich, and Indraneel Das

Performance Summary

International Opportunities declined -4.57%* for the 12 months ended November 30, 2011, compared with its benchmark, the MSCI All Country World ex-U.S. Small Cap Growth Index, which declined -8.04%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. In particular, fears of a default in Greece and contagion throughout the rest of the eurozone weighed on stocks. In addition, mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world. Within the developed markets, large-cap stocks showed a slight performance advantage over their small-cap brethren.

The portfolio’s outperformance compared with the benchmark primarily was due to stock selection within several economically sensitive sectors, including consumer discretionary, information technology, and materials, and in the United Kingdom, Taiwan, and Australia. Stock selection generally lagged in most emerging markets and in the financial and energy sectors.

Australian Company was Top Contributor

An overweight position in Australia’s Campbell Brothers was the leading contributor to portfolio performance for the 12-month period. Shares of the commercial services company advanced due to strong growth in global mineral exploration activity, which boosted demand at the company’s analytical services testing division. Meanwhile, the company’s environmental division delivered strong revenue and profit gains, particularly within Australia and North America, and its coal division showed improved revenue and margin performance in South Africa and Canada.

In addition, an overweight position in the United Kingdom’s Rightmove plc, an operator of a residential property search website, was among the top contributors to performance. The company continued to show strong growth in revenue, earnings and cash generation, benefiting from its position as the United Kingdom’s leading property listing source. This position has enabled the company to consistently raise its advertising and listing prices, despite the sluggish U.K. real estate market.

An overweight position in Japan’s Anritsu Corp., an electronic equipment manufacturer, also was among the top contributors to the portfolio’s performance and drove results in the outperforming information technology sector. The company raised its revenue, profit and dividend outlooks, citing increased sales of measuring instruments for portable terminal manufacturing use.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Companies in Brazil, China Led Detractors

Emerging market companies comprised the bulk of the portfolio’s largest detractors for the period. In particular, an overweight position in Brazil-based Mills Estruturas e Servicos de Engenharia, a provider of scaffolding and concrete forms for Brazil’s oil, shipbuilding and construction industries, was among the portfolio’s weakest holdings. More than any company-specific factor, a slowdown in Brazil’s economic growth rate, combined with worries about the overall health of the global economy, drove down stock prices throughout Brazil and other emerging markets.

In Hong Kong, an overweight position in Haier Electronics also was among the largest detractors to the portfolio’s relative performance. Shares of the home appliance maker tumbled on the pending expiration of a home appliance subsidiary program in China.

Additionally, an overweight position in Canada’s Legacy Oil + Gas was among the portfolio’s weakest holdings. Shares of the oil and natural gas exploration company declined, as spring weather-related factors forced a delay in drilling activity at several sites. In addition, the company experienced cost overruns due to its efforts to restore production at the sites as quickly as possible—a problem that plagued many companies in this industry.

Outlook

While bottom-up stock selection remains our focus, we will continue to look for opportunities to take advantage of prevailing global themes. In particular, the impact of demand from consumers in the emerging markets remains a positive factor for the banking industry and for increased consumption by the increasingly wealthier populations in these markets. The health care industry may be at the start of a new cycle with better growth from new product pipelines. In addition, health care companies have been diligent in reducing costs and gaining greater efficiencies in research and development spending. Here, too, we believe emerging economies should provide incremental growth with accelerating sales of pharmaceuticals and related products. We will continue to seek small-capitalization companies located around the world (excluding the United States) offering promising growth characteristics.

8

Fund Characteristics

NOVEMBER 30, 2011
Top Ten Holdings	% of net assets
Pirelli & C SpA	2.7%
Ingenico	2.6%
Spectris plc	2.2%
Hyundai Marine & Fire Insurance Co. Ltd.	2.2%
Dollarama, Inc.	2.2%
CyberAgent, Inc.	2.1%
Major Drilling Group International, Inc.	2.0%
Aberdeen Asset Management plc	1.8%
Ashtead Group plc	1.8%
Telecity Group plc	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.0%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
Japan	16.9%
United Kingdom	16.8%
Canada	11.9%
Italy	5.0%
South Korea	4.9%
Australia	4.4%
France	4.2%
People’s Republic of China	3.4%
Germany	3.2%
Taiwan (Republic of China)	3.2%
Norway	2.8%
Hong Kong	2.7%
India	2.4%
Brazil	2.1%
Other Countries	15.1%
Cash and Equivalents*	1.0%

*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/11	Ending Account Value 11/30/11	Expenses Paid During Period(1) 6/1/11 – 11/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$821.40	$8.40	1.84%
Institutional Class	$1,000	$823.80	$7.50	1.64%
A Class	$1,000	$821.40	$9.59	2.10%
C Class	$1,000	$818.40	$12.95	2.84%
R Class	$1,000	$820.30	$10.68	2.34%
Hypothetical
Investor Class	$1,000	$1,015.84	$9.30	1.84%
Institutional Class	$1,000	$1,016.85	$8.29	1.64%
A Class	$1,000	$1,014.54	$10.61	2.10%
C Class	$1,000	$1,010.83	$14.32	2.84%
R Class	$1,000	$1,013.34	$11.81	2.34%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2011

	Shares	Value
Common Stocks — 99.0%
AUSTRALIA — 4.4%
Atlas Iron Ltd.	143,561	$450,502
Bandanna Energy Ltd.(1)	353,426	227,509
Campbell Brothers Ltd.	29,789	1,530,971
Medusa Mining Ltd.	99,210	594,731
Mesoblast Ltd.(1)	31,743	231,618
PanAust Ltd.(1)	169,833	583,399
SAI Global Ltd.	112,334	537,233
		4,155,963
AUSTRIA — 1.0%
Schoeller-Bleckmann Oilfield Equipment AG	10,569	936,965
BERMUDA — 1.5%
Golar LNG Ltd.	22,662	988,063
Lancashire Holdings Ltd.	39,263	453,248
		1,441,311
BRAZIL — 2.1%
CETIP SA - Balcao Organizado de Ativos e Derivativos	57,046	829,657
Marcopolo SA Preference Shares	109,100	492,303
Mills Estruturas e Servicos de Engenharia SA	79,300	701,634
		2,023,594
CANADA — 11.9%
AuRico Gold, Inc.(1)	88,634	888,121
Canadian Western Bank	35,761	965,244
Detour Gold Corp.(1)	19,280	561,983
Dollarama, Inc.	52,644	2,060,443
Legacy Oil + Gas, Inc.(1)	114,278	1,027,432
Major Drilling Group International, Inc.	146,277	1,936,114
New Gold, Inc.(1)	88,359	989,323
SXC Health Solutions Corp.(1)	21,361	1,262,455
Trican Well Service Ltd.	80,076	1,366,854
Trilogy Energy Corp.	6,478	236,903
		11,294,872
COLOMBIA — 0.9%
Petrominerales Ltd.	40,781	811,662
DENMARK — 1.6%
Christian Hansen Holding A/S	73,041	1,546,802
FINLAND — 1.3%
Outotec Oyj	27,925	1,272,208
FRANCE — 4.2%
Eurofins Scientific	10,831	905,057
Ingenico	62,212	2,441,982
IPSOS	4,957	140,904
Zodiac Aerospace	6,059	496,926
		3,984,869
GERMANY — 3.2%
Delticom AG	4,896	462,057
Gerry Weber International AG	32,210	997,179
Gildemeister AG(1)	44,361	601,086
KUKA AG(1)	23,782	464,776
XING AG(1)	8,190	554,408
		3,079,506
HONG KONG — 2.7%
China Overseas Grand Oceans Group Ltd.	682,500	540,817
Giordano International Ltd.	1,072,000	823,291
Luk Fook Holdings International Ltd.	129,000	536,852
Vinda International Holdings Ltd.	471,000	621,444
		2,522,404
INDIA — 2.4%
Eros International Media Ltd.(1)	45,721	199,673
Indian Bank	123,903	455,621
Jubilant Foodworks Ltd.(1)	14,027	212,575
Petronet LNG Ltd.	140,893	446,683
TTK Prestige Ltd.	12,277	638,126
VIP Industries Ltd.	123,270	284,683
		2,237,361
INDONESIA — 0.5%
PT Mitra Adiperkasa Tbk	862,500	512,424
IRELAND — 1.3%
Kenmare Resources plc(1)	1,225,417	687,203
Kentz Corp. Ltd.	79,484	582,160
		1,269,363
ISRAEL — 1.6%
Avner Oil Exploration LLP(1)	405,981	236,397
Mellanox Technologies Ltd.(1)	36,815	1,288,893
		1,525,290
ITALY — 5.0%
Banca Generali SpA	102,985	1,009,782
Pirelli & C SpA	271,180	2,552,769
Salvatore Ferragamo Italia SpA(1)	75,659	1,156,129
		4,718,680

12

Shares	Value
JAPAN — 16.9%
Anritsu Corp.	126,000	$1,429,404
CyberAgent, Inc.	589	1,967,788
Dr Ci:Labo Co. Ltd.	145	895,263
Horiba Ltd.	23,700	745,911
Kakaku.com, Inc.	34,400	1,323,870
M3, Inc.	254	1,261,722
Makino Milling Machine Co. Ltd.	93,000	655,064
NET One Systems Co. Ltd.	513	1,330,751
Nihon Kohden Corp.	43,200	1,004,068
Sanrio Co. Ltd.	28,900	1,513,718
Ship Healthcare Holdings, Inc.	27,600	658,399
Start Today Co. Ltd.	29,900	577,817
Tamron Co. Ltd.	59,000	1,583,170
Tsubakimoto Chain Co.	211,000	1,146,642
		16,093,587
MEXICO — 1.7%
Genomma Lab Internacional SAB de CV Class B(1)	751,129	1,596,922
NETHERLANDS — 0.6%
Aalberts Industries NV	36,528	595,607
NORWAY — 2.8%
Algeta ASA(1)	15,238	440,874
Det Norske Oljeselskap ASA(1)	30,891	456,085
TGS Nopec Geophysical Co. ASA	21,462	478,156
Tomra Systems ASA	180,441	1,253,764
		2,628,879
PEOPLE’S REPUBLIC OF CHINA — 3.4%
21Vianet Group, Inc. ADR(1)	20,292	200,079
51job, Inc. ADR(1)	14,945	678,353
Biostime International Holdings Ltd.	560,500	935,265
China Shanshui Cement Group Ltd.	891,000	656,936
Shenguan Holdings Group Ltd.	1,338,000	748,574
		3,219,207
PHILIPPINES — 0.2%
International Container Terminal Services, Inc.	168,600	212,735
SINGAPORE — 1.0%
Biosensors International Group Ltd.(1)	839,000	920,028
SOUTH KOREA — 4.9%
Handsome Co. Ltd.	40,490	$965,586
Hyundai Marine & Fire Insurance Co. Ltd.	69,290	2,079,167
Mando Corp.	9,080	1,652,504
		4,697,257
SWEDEN — 0.5%
Mekonomen AB	13,262	471,819
SWITZERLAND — 0.5%
Rieter Holding AG(1)	2,555	500,796
TAIWAN (REPUBLIC OF CHINA) — 3.2%
Compal Communications, Inc.	387,000	633,072
E Ink Holdings, Inc.	120,000	221,528
PChome Online, Inc.	114,000	729,372
St. Shine Optical Co. Ltd.	57,000	649,378
Standard Foods Corp.	51,000	180,187
Yungtay Engineering Co. Ltd.	422,000	642,410
		3,055,947
TURKEY — 0.9%
Bizim Toptan Satis Magazalari AS	70,182	851,654
UNITED KINGDOM — 16.8%
Aberdeen Asset Management plc	534,725	1,690,852
Ashtead Group plc	579,933	1,686,244
Bellway plc	105,890	1,213,961
Bodycote plc	126,564	550,492
Croda International plc	46,041	1,325,098
Drax Group plc	55,874	491,422
Fenner plc	127,817	789,581
Imagination Technologies Group plc(1)	117,496	914,597
John Wood Group plc	54,018	555,159
London Mining plc(1)	102,960	487,692
Rightmove plc	55,921	1,118,703
Shaftesbury plc	75,192	593,699
Spectris plc	107,850	2,123,737
Spirax-Sarco Engineering plc	26,001	780,202
Telecity Group plc(1)	173,329	1,661,822
		15,983,261
TOTAL COMMON STOCKS (Cost $89,842,033)		94,160,973

13

Shares	Value
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $483,814), in a joint trading account at 0.06%, dated 11/30/11, due 12/1/11 (Delivery value $476,177)	$476,176
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 5.00%, 5/15/37, valued at $484,930), in a joint trading account at 0.05%, dated 11/30/11, due 12/1/11 (Delivery value $476,177)	476,176
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 2/15/38, valued at $447,745), in a joint trading account at 0.04%, dated 11/30/11, due 12/1/11 (Delivery value $438,304)	438,304
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,390,656)	1,390,656
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $91,232,689)	95,551,629
OTHER ASSETS AND LIABILITIES — (0.5)%	(495,204)
TOTAL NET ASSETS — 100.0%	$95,056,425

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	22.8%
Industrials	16.8%
Information Technology	16.4%
Materials	11.2%
Health Care	9.5%
Financials	9.2%
Energy	8.2%
Consumer Staples	4.4%
Utilities	0.5%
Cash and Equivalents*	1.0%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2011
Assets
Investment securities, at value (cost of $91,232,689)	$95,551,629
Receivable for investments sold	997,987
Receivable for capital shares sold	69,331
Dividends and interest receivable	233,591
Other assets	55,056
96,907,594

Liabilities
Foreign currency overdraft payable, at value (cost of $1,430)	1,425
Payable for investments purchased	1,652,576
Payable for capital shares redeemed	53,394
Accrued management fees	142,766
Distribution and service fees payable	1,008
1,851,169

Net Assets	$95,056,425

Net Assets Consist of:
Capital (par value and paid-in surplus)	$116,956,750
Accumulated net investment loss	(337,494)
Accumulated net realized loss	(25,882,609)
Net unrealized appreciation	4,319,778
$95,056,425

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$89,707,553	14,995,220	$5.98
Institutional Class, $0.01 Par Value	$37,449	6,214	$6.03
A Class, $0.01 Par Value	$5,147,027	860,515	$5.98*
C Class, $0.01 Par Value	$103,236	17,346	$5.95
R Class, $0.01 Par Value	$61,160	10,226	$5.98

*Maximum offering price $6.34 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $121,064)	$1,779,017
Interest	144
1,779,161

Expenses:
Management fees	1,950,348
Distribution and service fees:
A Class	2,358
C Class	1,121
R Class	313
Directors’ fees and expenses	4,556
Other expenses	1,722
1,960,418

Net investment income (loss)	(181,257)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(24,144))	7,939,108
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $54,264)	(121,922)
7,817,186

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(13,043))	(12,012,731)
Translation of assets and liabilities in foreign currencies	(2,146)
(12,014,877)

Net realized and unrealized gain (loss)	(4,197,691)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,378,948)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2011 AND NOVEMBER 30, 2010
Increase (Decrease) in Net Assets	November 30, 2011	November 30, 2010
Operations
Net investment income (loss)	$(181,257)	$(513,047)
Net realized gain (loss)	7,817,186	17,551,821
Change in net unrealized appreciation (depreciation)	(12,014,877)	(2,531,247)
Net increase (decrease) in net assets resulting from operations	(4,378,948)	14,507,527

Distributions to Shareholders
From net investment income:
Investor Class	(419,841)	(1,832,216)
Institutional Class	(244)	(787)
A Class	(287)	(169)
R Class	—	(100)
Decrease in net assets from distributions	(420,372)	(1,833,272)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(3,147,447)	(2,744,539)

Redemption Fees
Increase in net assets from redemption fees	37,354	34,730

Net increase (decrease) in net assets	(7,909,413)	9,964,446

Net Assets
Beginning of period	102,965,838	93,001,392
End of period	$95,056,425	$102,965,838

Accumulated net investment loss	$(337,494)	$(572,358)

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2011

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the A Class, C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). Effective August 1, 2011, the annual management fee schedule ranges from 1.40% to 2.00% for the Investor Class, A Class, C Class and R Class. Prior to August 1, 2011, the annual management fee schedule ranged from 1.60% to 2.00% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2011 was 1.82% for the Investor Class, C Class and R Class, 1.84% for the A Class and 1.62% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2011 are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2011 were $155,436,440 and $159,535,379, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2011		Year ended November 30, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	2,482,073	$16,630,637	2,531,933	$14,684,338
Issued in reinvestment of distributions	59,420	408,211	314,167	1,791,301
Redeemed	(3,876,170)	(25,431,961)	(3,437,697)	(19,387,146)
	(1,334,677)	(8,393,113)	(591,597)	(2,911,507)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	35	244	137	787
A Class/Shares Authorized	10,000,000		10,000,000
Sold	966,727	5,889,154	15,078	85,679
Issued in reinvestment of distributions	41	283	29	169
Redeemed	(120,894)	(739,192)	(466)	(2,608)
	845,874	5,150,245	14,641	83,240
C Class/Shares Authorized	10,000,000		10,000,000
Sold	22,245	150,515	6,991	38,671
Redeemed	(11,890)	(69,692)	—	—
	10,355	80,823	6,991	38,671
R Class/Shares Authorized	10,000,000		10,000,000
Sold	7,603	54,226	8,134	44,170
Issued in reinvestment of distributions	—	—	17	100
Redeemed	(5,528)	(39,872)	—	—
	2,075	14,354	8,151	44,270
Net increase (decrease)	(476,338)	$(3,147,447)	(561,677)	$(2,744,539)

(1)	March 1, 2010 (commencement of sale) through November 30, 2010 for the A Class, C Class and R Class.

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$3,155,388	$91,005,585	—
Temporary Cash Investments	—	1,390,656	—
Total Value of Investment Securities	$3,155,388	$92,396,241	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$420,372	$1,833,272
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$91,837,872
Gross tax appreciation of investments	$9,299,674
Gross tax depreciation of investments	(5,585,917)
Net tax appreciation (depreciation) of investments	$3,713,757
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(3,571)
Net tax appreciation (depreciation)	$3,710,186
Undistributed ordinary income	—
Accumulated capital losses	$(25,272,830)
Capital loss deferral	$(337,681)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(13,497,473) and $(11,775,357) expire in 2016 and 2017, respectively.

The capital loss deferral represents net capital losses incurred in the one-month period ended November 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2011	$6.29	(0.01)	(0.27)	(0.28)	(0.03)	—	(0.03)	$5.98	(4.57)%	1.83%		(0.17)%		146%		$89,708
2010	$5.49	(0.03)	0.94	0.91	(0.11)	—	(0.11)	$6.29	16.72%	1.89%		(0.52)%		209%		$102,739
2009	$3.70	(0.02)	1.81	1.79	—	—	—	$5.49	48.38%	1.95%		(0.52)%		244%		$92,968
2008	$11.37	0.05	(5.06)	(5.01)	(0.05)	(2.61)	(2.66)	$3.70	(56.46)%	1.87%		0.72%		206%		$65,541
2007	$11.79	0.02	2.94	2.96	— (3)	(3.38)	(3.38)	$11.37	33.73%	1.81%		0.19%		149%		$212,157
Institutional Class
2011	$6.34	— (3)	(0.27)	(0.27)	(0.04)	—	(0.04)	$6.03	(4.35)%	1.63%		0.03%		146%		$37
2010	$5.54	(0.02)	0.95	0.93	(0.13)	—	(0.13)	$6.34	17.04%	1.69%		(0.32)%		209%		$39
2009	$3.72	(0.04)	1.86	1.82	—	—	—	$5.54	48.92%	1.75%		(0.32)%		244%		$33
2008	$11.44	0.07	(5.10)	(5.03)	(0.08)	(2.61)	(2.69)	$3.72	(56.44)%	1.67%		0.92%		206%		$1,245
2007	$11.85	0.06	2.94	3.00	(0.03)	(3.38)	(3.41)	$11.44	33.97%	1.61%		0.39%		149%		$4,513
A Class
2011	$6.29	(0.04)	(0.26)	(0.30)	(0.01)	—	(0.01)	$5.98	(4.81)%	2.10%		(0.44)%		146%		$5,147
2010(4)	$5.51	(0.02)	0.84	0.82	(0.04)	—	(0.04)	$6.29	14.87%	2.14	%(5)	(0.45	)%(5)	209	%(6)	$92

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2011	$6.30	(0.06)	(0.29)	(0.35)	—	—	—	$5.95	(5.56)%	2.83%		(1.17)%		146%		$103
2010(4)	$5.51	(0.05)	0.84	0.79	—	—	—	$6.30	14.34%	2.89	%(5)	(1.19	)%(5)	209	%(6)	$44
R Class
2011	$6.30	(0.04)	(0.28)	(0.32)	—	—	—	$5.98	(5.08)%	2.33%		(0.67)%		146%		$61
2010(4)	$5.51	(0.03)	0.84	0.81	(0.02)	—	(0.02)	$6.30	14.77%	2.39	%(5)	(0.69	)%(5)	209	%(6)	$51

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	March 1, 2010 (commencement of sale) through November 30, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc., as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 20, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	65	Saia, Inc. and Entertainment Properties Trust

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2011.

For the fiscal year ended November 30, 2011, the fund intends to pass through to shareholders $121,063, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2011, the fund earned $1,806,976 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2011 are $0.1137 and $0.0076, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74140   1201

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, James A. Olson and Andrea C. Hall are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $184,644
FY 2011:                    $178,400

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $59,174
FY 2011:                    $67,680

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 27, 2012

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 27, 2012